UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6384

Nuveen Texas Quality Income Municipal Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 28

Date of reporting period: February 28, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Fund Leverage	13

Common Share Information	15

Risk Considerations	17

Performance Overview and Holding Summaries	18

Shareholder Meeting Report	23

Report of Independent Registered Public Accounting Firm	27

Portfolios of Investments	28

Statement of Assets and Liabilities	52

Statement of Operations	53

Statement of Changes in Net Assets	54

Statement of Cash Flows	56

Financial Highlights	58

Notes to Financial Statements	67

Board Members & Officers	80

Annual Investment Management Agreement Approval Process	85

Reinvest Automatically, Easily and Conveniently	87

Glossary of Terms Used in this Report	89

Additional Fund Information	91

Chairman’s
Letter to Shareholders

Dear Shareholders,

Despite the global economy’s ability to muddle through the many economic headwinds of recent years, investors continue to have good reason to remain cautious. The European Central Bank’s commitment to “do what it takes” to support sovereign debt markets has stabilized the broader euro area financial markets. The larger member states of the European Union (EU) are working diligently to strengthen the framework for a tighter financial and banking union and meaningful progress has been made by agreeing to centralize large bank regulation under the European Central Bank. However, economic conditions in the southern tier members are not improving and the pressures on their political leadership remain intense. The jury is out on whether the respective populations will support the continuing austerity measures that are required to meet the EU fiscal targets.

In the U.S., the Fed’s commitment to low interest rates through Quantitative Easing is the subject of increasing debate in its policy making deliberations and many independent economists are expressing concern about the economic distortions resulting from negative real interest rates. There are encouraging signs in Congress that both political parties are working toward compromises on previously irreconcilable social issues. It is too early to tell whether those efforts will produce meaningful results or pave the way for cooperation on the major fiscal issues that potentially loom ahead. Over the longer term, there are some positive trends for the U.S. economy: house prices are clearly recovering, banks and corporations continue to strengthen their financial positions and incentives for capital investment in the U.S. by domestic and foreign corporations are increasing due to more competitive energy and labor costs.

During the last eighteen months, U.S. investors have benefited from strong returns in the domestic equity markets and steady total returns in many fixed income markets. However, many macroeconomic risks remain unresolved, including negotiating through the many U.S. fiscal issues, managing the risks of another year of abnormally low U.S. interest rates, achieving a better balance between fiscal discipline and encouraging economic growth in the euro area and reducing the potential economic impact of geopolitical issues, particularly in the Middle East and East Asia. In the face of these uncertainties, the experienced investment professionals at Nuveen Investments seek out investments in companies that are enjoying positive economic conditions. At the same time they are always on the alert for risks in markets subject to excessive optimism. Monitoring this process is a critical function for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
April 22, 2013

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Portfolio Managers’ Comments

Nuveen Arizona Premium Income Municipal Fund (NAZ)
(formerly Nuveen Arizona Premium Municipal Fund, Inc.)
Nuveen Arizona Dividend Advantage Municipal Fund (NFZ)
Nuveen Arizona Dividend Advantage Municipal Fund 2 (NKR)
Nuveen Arizona Dividend Advantage Municipal Fund 3 (NXE)
Nuveen Texas Quality Income Municipal Fund (NTX)

Portfolio managers Michael Hamilton and Daniel Close review economic and municipal market conditions at the national and state levels, key investment strategies and the twelve-month performance of the Nuveen Arizona and Texas Funds. Michael assumed portfolio management responsibility for the Arizona Funds in 2011 and Dan has managed NTX since 2007.

FUND REORGANIZATIONS

Effective before the opening of business on April 8, 2013 (subsequent to the close of this reporting period), certain Arizona Funds (the Acquired Funds) were reorganized into one, larger-state Arizona Fund included in this report (the Acquiring Fund) as follows:

Acquired Funds		Symbol	Acquiring Fund	Symbol
•	Nuveen Arizona Dividend	NFZ	Nuveen Arizona Premium	NAZ
	Advantage Municipal Fund		Income Municipal Fund
•	Nuveen Arizona Dividend	NKR
Advantage Municipal Fund 2
•	Nuveen Arizona Dividend	NXE
Advantage Municipal Fund 3

Upon the closing of the reorganizations, the Acquired Funds transferred their assets to the Acquiring Funds in exchange for common and preferred shares of the Acquiring Funds and the assumption by the Acquiring Funds of the liabilities of the Acquired Funds. The Acquired Funds were then liquidated, dissolved and terminated in accordance with their Declaration of Trust. Shareholders of the Acquired Funds became shareholders of the Acquiring Funds. Holders of common shares of the Acquired Funds received newly issued common shares of the Acquiring Funds, the aggregate net asset value of which was equal to the aggregate net asset value of the common shares of the Acquired Funds held immediately prior to the reorganizations (including for this purpose fractional Acquiring Funds shares to which shareholders would be entitled). Fractional shares were sold on the open market and shareholders received cash in lieu

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments	5

of such fractional shares. Holders of preferred shares of the Acquired Funds received on a one-for-one basis newly issued preferred shares of the Acquiring Funds, in exchange for their preferred shares of the Acquired Funds held immediately prior to the reorganizations.

In conjunction with the reorganizations a change-of-domicile reorganization was approved to convert NAZ from a Minnesota corporation to a Massachusetts business trust. As a result, on April 8, 2013 the Fund’s name was changed to Nuveen Arizona Premium Income Municipal Fund. The Fund’s ticker remained unchanged.

What factors affected the U.S. economic and municipal market environments during the twelve-month reporting period ended February 28, 2013?

During this reporting period, the U.S. economy’s progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its March 2013 meeting (following the end of this reporting period), the central bank stated it expected that its “highly accommodative stance of monetary policy” would keep the fed funds rate in “this exceptionally low range” as long as the unemployment rate remained above 6.5% and the outlook for inflation was no higher than 2.5%. The Fed also decided to continue purchasing $40 billion of mortgage-backed securities and $45 billion of longer-term Treasury securities each month in an open-ended effort to bolster growth. Taken together, the goals of these actions are to put downward pressure on longer-term interest rates, make broader financial conditions more accommodative and support a stronger economic recovery as well as continued progress toward the Fed’s mandates of maximum employment and price stability.

In the fourth quarter of 2012, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 0.4%, bringing GDP growth for the calendar year 2012 to 2.2%, compared with 1.8% in 2011. The Consumer Price Index (CPI) rose 2.0% year-over-year as of February 2013, while the core CPI (which excludes food and energy) increased 2.0% during the period, staying within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Labor market conditions continued to show signs of improvement. As of February 2013, the national unemployment rate was 7.7%, the lowest level since December 2008, down from 8.3% in February 2012. The housing market, long a major weak spot in the economic recovery, also delivered some good news, as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 8.1% for the twelve months ended January 2013 (most recent data available at the time this report was prepared). This marked the largest twelve-month percentage gain for the index since the pre-recession summer of 2006, although housing prices continued to be off approximately 30% from their mid-2006 peak.

6	Nuveen Investments

During this period, the outlook for the U.S. economy continued to be clouded by uncertainty about global financial markets and the outcome of the “fiscal cliff.” The tax consequences of the fiscal cliff situation, which were scheduled to become effective in January 2013, were averted through a last-minute deal that raised payroll taxes but left in place a number of tax breaks, including the tax exemption on municipal bond interest. However, lawmakers postponed and then failed to reach a resolution on $1.2 trillion in spending cuts, the “sequestration”, intended to address the federal budget deficit. As a result, automatic spending cuts affecting both defense and non-defense programs (excluding Social Security and Medicaid) took effect March 1, 2013, with potential implications for economic growth over the next decade.

Municipal bond prices generally rallied during this period, as strong demand and tight supply combined to create favorable market conditions for municipal bonds. Although the total volume of tax-exempt supply improved over the same period a year earlier, the issuance pattern remained light compared with long-term historical trends and new money issuance was relatively flat. This supply/demand dynamic served as a key driver of performance. Concurrent with rising prices, yields continued to decline across most maturities, especially at the longer end of the municipal yield curve and the long end of the curve continued to flatten. In addition to the lingering effects of the Build America Bonds (BAB) program, which expired at the end of 2010 but impacted issuance well into 2012, the low level of municipal issuance reflected the current political distaste for additional borrowing by state and local governments facing fiscal constraints and the prevalent atmosphere of municipal budget austerity. During this reporting period, we continued to see borrowers come to market seeking to take advantage of the low interest rate environment through refunding activity, with approximately two-thirds of municipal paper issued by borrowers that were calling existing debt and refinancing at lower rates.

Over the twelve months ended February 28, 2013, municipal bond issuance nationwide totaled $379.6 billion, an increase of 16% over the issuance for the twelve-month period ended February 29, 2012. As previously discussed, the majority of this supply was attributable to refunding issues, rather than new money issuance. During this period, demand for municipal bonds remained consistently strong, especially from individual investors, but also from mutual funds, banks and crossover buyers such as hedge funds.

How were the economic and market environments in Arizona and Texas during this reporting period?

Arizona’s economy continued its slow recovery from the far-reaching effects of the recession, especially in the state’s hard-hit housing market. Growth in professional services, health care and tourism, which represent about 40% of the jobs in Arizona, have

Nuveen Investments	7

led recent improvements in the state’s economy. As of February 2013, the unemployment rate in Arizona dropped to 7.9%, the lowest level in more than four years, down from 8.4% in February 2012. Gains in Arizona housing prices have been driven primarily by the Phoenix market, with the state’s smaller metropolitan areas also showing progress. According to the S&P/Case-Shiller Index, housing prices in Phoenix rose 23.2% over the twelve months ended January 2013 (most recent data available at the time this report was prepared), the largest annual gain for this period among the 20 metropolitan areas tracked by the Index. For fiscal 2013, Arizona enacted an $8.6 billion general fund budget, up 3.4% over fiscal 2012, that provided for increased spending on K-12 education, universities, a new state prison and automation projects. The 2013 budget also included a $200 million deposit to the state’s rainy day fund. At the end of fiscal 2013 on June 30, the temporary one-cent sales tax, which was enacted in 2011, will expire, requiring the state to locate additional revenue sources to avoid a potential budget gap for fiscal 2014. The proposed general fund budget for fiscal 2014 totaled $8.9 billion, including increased spending for child safety and education. As of February 2013, Moody’s and S&P rated Arizona’s issuer credit at Aa3 and AA-, respectively, with stable outlooks. For the twelve months ended February 28, 2013, municipal issuance in Arizona totaled $6.1 billion, up 24% from the previous twelve months.

The economic recovery in Texas continued to outpace the average rate of growth nationally during this period. Solid employment growth across almost all of the state’s industries, most recently led by construction, has resulted in expanded labor force participation, which, coupled with positive demographic trends, produced greater demand for housing and increases in housing prices and home sales. Education and health services, professional and business services, and trade, the state’s three largest employment sectors represent almost 40% of the state’s workers. As of February 2013, the state’s jobless rate was 6.4%, down from 7.1% in February 2012 and well below the February 2013 national rate of 7.7%. According to the S&P/Case-Shiller Index, housing prices in Dallas posted a year-over-year increase of 7.0% as of January 2013 (most recent data available at the time this report was prepared), the strongest annual gain for this market in the index’s history, but lower than the average increase of 8.1% nationwide. On the fiscal front, since the fiscal 2012-2013 biennial budget was balanced with deep cuts to most programs, revenue collections in the state have improved. Sales tax receipts, which make up more than half of the general revenue funds in Texas, came in above projections, and oil and natural gas revenues also rose, as projects such as Eagle Ford Shale came online. In January 2013, it was announced that the state had a budget surplus estimated at $8.8 billion. General revenues were projected at $85.6 billion for the fiscal 2014-2015 budget, a 6.6% increase over the fiscal 2012-2013 forecast. As of February 2013, Moody’s and S&P rated Texas general

8	Nuveen Investments

obligation (GO) debt at Aaa and AA+, respectively, with stable outlooks. For the twelve months ended February 28, 2013, municipal issuance in Texas totaled $37.9 billion, an increase of 37% from the previous twelve months. Texas continued to rank as the third largest state issuer behind New York and California.

How did the Funds perform during the twelve-month reporting period ended February 28, 2013? What strategies were used to manage the Funds during the reporting period and how did these strategies influence performance?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide total returns for the Funds for the one-year, five-year and ten-year period ended February 28, 2013. Each Fund’s total returns are compared with the performance of a corresponding market index and Lipper classification average.

For the twelve months ended February 28, 2013, the total return on common share net asset value (NAV) for all of the Funds in this report exceeded the returns for their respective state’s S&P Municipal Bond Index as well as that of the S&P Municipal Bond Index. For the same period, NAZ, NFZ, NKR and NTX outperformed the average return for the Lipper Other States Municipal Debt Funds Classification Average, while NXE trailed this Lipper average.

Key management factors that influenced the Funds’ returns during this period included duration and yield curve positioning, credit exposure and sector allocation. In addition, the use of leverage was an important positive factor affecting the Funds’ performance. Leverage is discussed in more detail later in this report.

In an environment of declining rates and a flattening yield curve, municipal bonds with longer maturities generally outperformed those with shorter maturities during this reporting period. Overall, credits at the longest end of the municipal yield curve posted the strongest returns during this period, while bonds at the shortest end produced some of the weakest results. Duration and yield curve positioning was a net positive contributor to the performance of all these Funds, especially NAZ and NXE, as they benefited from heavier exposure to the outperforming long part of the yield curve and less exposure to the shorter segments of the curve that underperformed.

Credit exposure was another important factor in the Funds’ performance during these twelve months, as lower quality bonds generally outperformed higher quality bonds. This outperformance was due in part to the greater demand for lower rated bonds as investors looked for investment vehicles offering higher yields. As investors became more comfortable taking on additional investment risk, credit spreads, or the difference

Nuveen Investments	9

in yield spreads between U.S. Treasury securities and comparable investments such as municipal bonds, narrowed through a variety of rating categories. As a result of this spread compression, the Funds generally benefited from their holdings of lower rated credits. The performance of the Arizona Funds was helped by their overweighting in bonds rated A and BBB as well as non-rated credits, which also performed well. NTX, on the other hand, was underweighted in non-rated bonds, which hurt performance. The impact of this was offset to some degree by NTX’s underweighting in bonds rated AAA, which lessened the impact of this quality sector’s underperformance for the period.

During this period, revenue bonds as a whole outperformed the general municipal market. Holdings that generally made positive contributions to the Funds’ returns included industrial development revenue (IDR) credits, health care (together with hospitals), transportation and housing bonds. In particular, NTX’s position in multifamily housing was positive for its performance, although this was partially offset by the Fund’s underweighting of IDR bonds. In addition, the Arizona Funds benefited from their holdings of charter school bonds. Tobacco credits backed by the 1998 master tobacco settlement agreement were the top performing market sector in 2012, helped by their longer effective durations and the increased demand for higher yielding investments by investors who had become less risk-averse. In addition, based on recent data showing that cigarette sales had fallen less steeply than anticipated, the 46 states participating in the agreement, including Arizona, stand to receive increased payments from the tobacco companies. NAZ, NXE and NTX held very small positions (less than 1%) in Puerto Rico tobacco bonds, while NFZ and NKR did not hold any tobacco credits.

In contrast, pre-refunded bonds, which are often backed by U.S. Treasury securities, were among the poorest performing market segments during this period. The under-performance of these bonds can be attributed primarily to their shorter effective maturities and higher credit quality. As of February 28, 2013, NTX had the heaviest weighting of pre-refunded bonds, while NKR held a negligible position in pre-refunded bonds. We continued to hold pre-refunded bonds in our portfolios due to the higher yields they provided. Also lagging the performance of the general municipal market for this period were GO bonds. The performance of the Arizona Funds was also negatively impacted by two holdings in the utilities sector. First, Far West Water and Sewer encountered regulatory issues during this period, and the bonds, issued by the Yuma County Industrial Development Authority, decreased in value. The Funds held substantial positions in these bonds, which hurt performance for the period. We continue to hold the Far West bonds in our portfolios, as we believe the regulatory issues have been resolved. In addition, long duration, gas prepayment bonds issued by the Salt Verde Financial Corporation for Citigroup Energy performed well during the period. The

10	Nuveen Investments

Funds’ ability to benefit from this performance was in line with their individual weightings in the Salt Verde bonds. Overall, NAZ received the largest benefit from these bonds and NFZ the least.

In light of recent events in the municipal marketplace, shareholders also should be aware of an issue involving some of the Funds’ holdings, i.e., the downgrade of Puerto Rico bonds. In December 2012, Moody’s downgraded Puerto Rico general obligation bonds to Baa3 from Baa1 based on Puerto Rico’s ongoing economic problems, unfunded pension liabilities, elevated debt levels, and structural budget gaps. Earlier in the year (July 2012), bonds issued by the Puerto Rico Sales Tax Financing Corporation (COFINA) also were downgraded by Moody’s to Aa3 from Aa2. The downgrade of the COFINA bonds was due mainly to the performance of Puerto Rico’s economy and its impact on the projected growth of sales tax revenues, and not to any sector or structural issues. In addition, the COFINA bonds were able to maintain a higher rating than the GOs because, unlike the revenue streams supporting some Puerto Rican issues, the sales taxes supporting the COFINA bonds cannot be diverted and used to support the commonwealth’s GO bonds. Shareholders of the Arizona and Texas Funds should note that each of these Funds has limited exposure to Puerto Rico bonds, with holdings ranging from less than 1% in NTX to approximately 5% in NXE. The Funds’ holdings are predominately the dedicated sales tax bonds issued by COFINA, although the Arizona Funds also hold hospital, university, electric power and water and sewer credits issued in Puerto Rico. These bonds were generally purchased in the past to help keep the Funds fully invested when in-state paper was scarce and to provide higher yields, added diversification and triple exemption (i.e., exemption from federal, state, and local taxes). NAZ, NXE and NTX also hold Puerto Rico tobacco bonds. During this period, no additional Puerto Rico bonds were purchased in NTX or NXE, while NAZ, NFZ and NKR bought additional COFINA sales tax bonds, but no Puerto Rico GOs. The purchase of additional COFINA bonds was largely due to the nature of Arizona issuance during this period, that is, there was a shortage of higher yielding, longer duration Arizona paper that met our objectives for the Arizona Funds. For the reporting period ended February 28, 2013, Puerto Rico paper generally underperformed the market as whole, although Puerto Rico tobacco bonds performed very well. The impact on performance differed from Fund to Fund in line with the type and amount of its holdings. As we continue to emphasize Puerto Rico’s stronger credits, we view these holdings as long-term and note that, in the case of the COFINA bonds, the commonwealth’s recent enforcement of sales tax collections has improved significantly.

As previously discussed, municipal bond prices generally rallied nationally during this period, driven by strong demand and tight supply of new issuance. At the same time,

Nuveen Investments	11

yields continued to be relatively low. In this environment, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term and helped us keep our Funds fully invested.

During this period, the Arizona Funds added to their positions in bonds issued by the health care, airport, universities, charter school and community facilities district sectors. Because new paper issuance in Arizona continued to be moderated by refunding activity, we also looked for additional ways to put cash to work, purchasing some territorial bonds that are exempt from federal, state and local taxes. In NTX, we found value in diversified areas of the market, including electric utilities, water and sewer, toll roads, and a lower rated charter school. NTX also purchased bonds issued for the YMCA in Houston and the Harris County-Houston Sports Authority, which owns and operates stadiums for the Houston Astros, Texans and Rockets.

In general, our focus in the Arizona Funds was on purchasing lower rated bonds, especially those rated A, with longer durations and higher yields. Overall, our goal was to keep these Funds duration neutral, focused on income and fully invested. NTX also emphasized bonds with longer maturities. This helped to keep duration within targeted objectives and provide protection for duration and yield curve positioning. The purchase of longer term bonds also enabled us to take advantage of more attractive yields at the longer end of the municipal yield curve.

Cash for new purchases during this period was generated primarily by the proceeds from the increased number of bond calls resulting from the growth in refinancings. The elevated number of bond calls provided a meaningful source of liquidity, which drove much of our activity during this period as we worked to redeploy these proceeds, as well as those from maturing bonds, to keep the Funds fully invested and support their income streams. In addition, the Funds sold selected pre-refunded bonds, and the Arizona Funds took advantage of unusual liquidity in LIBOR floating rate securities backed by Banner Health Systems to close out their positions in these bonds. Overall, selling was minimal during this period, as the bonds in our portfolios generally offered higher yields than those available in the current marketplace.

As of February 28, 2013, all of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.

12	Nuveen Investments

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the return of the Funds relative to their benchmarks was the Funds’ use of leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage had a positive impact on the performance of the Funds over this reporting period.

As of February 28, 2013, the Funds’ percentages of effective and regulatory leverage are as shown in the accompanying table:

	Effective		Regulatory
Fund	Leverage	*	Leverage *
NAZ	31.06%		28.80%
NFZ	35.45%		31.66%
NKR	34.91%		32.69%
NXE	33.72%		30.74%
NTX	32.03%		30.86%

*
Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “‘40 Act Leverage” and is subject to asset coverage limits set forth in the Investment Company Act of 1940.

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THE FUNDS’ REGULATORY LEVERAGE

As of February 28, 2013, the Funds have issued and outstanding MuniFund Term Preferred (MTP) Shares and Variable Rate MuniFund Term Preferred (VMTP) Shares as shown in the accompanying tables.

MTP Shares

		MTP Shares Issued	Annual	NYSE
Fund	Series	at Liquidation Value	Interest Rate	Ticker
NFZ	2015	$11,100,000	2.05%	NFZ PrC
NKR	2015	$18,725,000	2.05%	NKR PrC
NXE	2016	$20,846,000	2.90%	NXE PrC
NTX	2015	$70,920,000	2.30%	NTX PrC

VMTP Shares

		VMTP Shares Issued
Fund	Series	at Liquidation Value
NAZ	2014	$28,000,000

Refer to Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies for further details on MTP and VMTP Shares.

14	Nuveen Investments

Common Share Information

COMMON SHARE DIVIDENDS

During the twelve-month reporting period, the Fund’s monthly dividends to Common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
	NAZ	NFZ	NKR	NXE	NTX
March	$0.0640	$0.0645	$0.0670	$0.0630	$0.0685
April	0.0640	0.0645	0.0670	0.0630	0.0685
May	0.0640	0.0645	0.0670	0.0630	0.0685
June	0.0640	0.0610	0.0670	0.0600	0.0640
July	0.0640	0.0610	0.0670	0.0600	0.0640
August	0.0640	0.0610	0.0670	0.0600	0.0640
September	0.0640	0.0610	0.0670	0.0600	0.0640
October	0.0640	0.0610	0.0670	0.0600	0.0640
November	0.0640	0.0610	0.0670	0.0600	0.0640
December	0.0640	0.0610	0.0640	0.0580	0.0610
January	0.0640	0.0610	0.0640	0.0580	0.0610
February	0.0640	0.0610	0.0640	0.0580	0.0610

Market Yield**	4.89%	4.73%	4.87%	4.60%	4.58%
Taxable-Equivalent Yield**	7.12%	6.89%	7.09%	6.70%	6.36%

**
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.3% for the Arizona Funds and a federal income tax rate of 28.0% for the Texas Fund. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of February 28, 2013, all five of the Funds in this report had positive UNII balances for both tax and financial reporting purposes.

Nuveen Investments	15

COMMON SHARE REPURCHASES

During November 2012, the Nuveen Funds Board of Directors/Trustees reauthorized the Funds’ open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

As of February 28, 2013, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table. Since the inception of the Funds’ repurchase programs, NAZ and NTX have not repurchased any of their outstanding common shares.

	Common Shares	% of Outstanding
Fund	Repurchased and Retired	Common Shares
NAZ	—	—
NFZ	2,500	0.2%
NKR	800	0.0%*
NXE	1,600	0.1%
NTX	—	—

*	Rounds to less than 0.1%.

During the twelve-month reporting period, the Funds did not repurchase any of their outstanding common shares.

COMMON SHARE SHELF EQUITY PROGRAMS

During the current reporting period, NTX filed a registration statement with the SEC authorizing the Fund to issue an additional 950,000 common shares through a equity shelf program.

Under this equity shelf program, the Fund, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share.

During the current reporting period, NTX sold common shares through its shelf equity program at a weighted average premium to NAV per common share as shown in the accompanying table.

	Common Shares	Weighted Average
	Sold through	Premium to NAV
Fund	Shelf Offering	Per Common Share Sold
NTX	398,357	3.21%

COMMON OTHER SHARE INFORMATION

As of February 28, 2013, and during the twelve-month reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAV as shown in the accompanying table.

	NAZ	NFZ	NKR	NXE	NTX
Common Share NAV	$15.47	$15.47	$15.80	$15.32	$15.87
Common Share Price	$15.70	$15.47	$15.77	$15.13	$16.00
Premium/(Discount) to NAV	1.49%	0.00%	(0.19)%	(1.24)%	0.82%
12-Month Average Premium/(Discount) to NAV	1.06%	(2.67)%	(1.55)%	(3.32)%	5.03%

16	Nuveen Investments

Risk Considerations

Fund Shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like these Funds frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Inverse Floater Risk. The Funds invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

Nuveen Investments	17

Nuveen Arizona Premium Income Municipal Fund (NAZ)

Performance Overview and Holding Summaries as of February 28, 2013

Average Annual Total Returns as of February 28, 2013

	Average Annual
	1-Year	5-Year	10-Year
NAZ at Common Share NAV	9.77%	9.38%	6.22%
NAZ at Common Share Price	13.02%	10.77%	5.23%
S&P Municipal Bond Arizona Index	6.05%	6.98%	5.25%
S&P Municipal Bond Index	5.69%	6.81%	5.19%
Lipper Other States Municipal Debt Funds Classification Average	7.59%	8.95%	6.08%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Portfolio Composition1
(as a % of total investments)
Tax Obligation/Limited	23.5%
Utilities	18.9%
Health Care	17.0%
Education and Civic Organizations	13.6%
U.S. Guaranteed	9.3%
Tax Obligation/General	8.3%
Water and Sewer	8.3%
Other	1.1%

Credit Quality
(as a % of total investment exposure)1,2,3
AAA/U.S.Guaranteed	15%
AA	24%
A	42%
BBB	13%
BB or Lower	1%
N/R	4%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview and Holding Summaries page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentage may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

18	Nuveen Investments

Nuveen Arizona Dividend Advantage Municipal Fund (NFZ)

Performance Overview and Holding Summaries as of February 28, 2013

Average Annual Total Returns as of February 28, 2013

	Average Annual
	1-Year	5-Year	10-Year
NFZ at Common Share NAV	7.63%	8.86%	5.70%
NFZ at Common Share Price	12.93%	9.44%	5.58%
S&P Municipal Bond Arizona Index	6.05%	6.98%	5.25%
S&P Municipal Bond Index	5.69%	6.81%	5.19%
Lipper Other States Municipal Debt Funds Classification Average	7.59%	8.95%	6.08%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Portfolio Composition1
(as a % of total investments)
Tax Obligation/Limited	32.7%
Utilities	17.0%
Health Care	16.5%
Tax Obligation/General	12.1%
U.S. Guaranteed	9.0%
Education and Civic Organizations	8.2%
Other	4.5%

Credit Quality
(as a % of total investment exposure)1,2,3
AAA/U.S.Guaranteed	16%
AA	31%
A	27%
BBB	16%
BB or Lower	1%
N/R	8%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview and Holding Summaries page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentage may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

Nuveen Investments	19

Nuveen Arizona Dividend Advantage Municipal Fund 2 (NKR)

Performance Overview and Holding Summaries as of February 28, 2013

Average Annual Total Returns as of February 28, 2013

	Average Annual
	1-Year	5-Year	10-Year
NKR at Common Share NAV	7.99%	8.76%	5.98%
NKR at Common Share Price	12.30%	9.45%	6.22%
S&P Municipal Bond Arizona Index	6.05%	6.98%	5.25%
S&P Municipal Bond Index	5.69%	6.81%	5.19%
Lipper Other States Municipal Debt Funds Classification Average	7.59%	8.95%	6.08%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Portfolio Composition1
(as a % of total investments)
Tax Obligation/Limited	28.0%
Health Care	22.1%
Tax Obligation/General	17.2%
Education and Civic Organizations	12.0%
Utilities	7.9%
Water and Sewer	7.4%
Other	5.4%

Credit Quality
(as a % of total investment exposure)1,2,3
AAA/U.S.Guaranteed	13%
AA	29%
A	29%
BBB	16%
BB or Lower	2%
N/R	9%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview and Holding Summaries page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentage may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

20	Nuveen Investments

Nuveen Arizona Dividend Advantage Municipal Fund 3 (NXE)

Performance Overview and Holding Summaries as of February 28, 2013

Average Annual Total Returns as of February 28, 2013

	Average Annual
	1-Year	5-Year	10-Year
NXE at Common Share NAV	7.30%	8.83%	6.08%
NXE at Common Share Price	11.26%	9.32%	6.43%
S&P Municipal Bond Arizona Index	6.05%	6.98%	5.25%
S&P Municipal Bond Index	5.69%	6.81%	5.19%
Lipper Other States Municipal Debt Funds Classification Average	7.59%	8.95%	6.08%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Portfolio Composition1
(as a % of total investments)
Tax Obligation/Limited	29.1%
Health Care	20.2%
Education and Civic Organizations	13.1%
Utilities	11.1%
Tax Obligation/General	8.9%
U.S. Guaranteed	6.6%
Water and Sewer	6.6%
Other	4.4%

Credit Quality
(as a % of total investment exposure)1,2,3
AAA/U.S.Guaranteed	12%
AA	22%
A	32%
BBB	19%
BB or Lower	2%
N/R	11%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview and Holding Summaries page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentage may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

Nuveen Investments	21

Nuveen Texas Quality Income Municipal Fund (NTX)

Performance Overview and Holding Summaries as of February 28, 2013

Average Annual Total Returns as of February 28, 2013

	Average Annual
	1-Year	5-Year	10-Year
NTX at Common Share NAV	7.80%	8.71%	6.23%
NTX at Common Share Price	2.97%	10.76%	6.88%
S&P Municipal Bond Texas Index	6.26%	7.14%	5.55%
S&P Municipal Bond Index	5.69%	6.81%	5.19%
Lipper Other States Municipal Debt Funds Classification Average	7.59%	8.95%	6.08%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Portfolio Composition1
(as a % of total investments)
Tax Obligation/General	19.8%
Utilities	12.2%
U.S. Guaranteed	11.7%
Tax Obligation/Limited	11.5%
Transportation	10.7%
Water and Sewer	10.6%
Education and Civic Organizations	8.9%
Health Care	8.8%
Other	5.8%

Credit Quality
(as a % of total investment exposure)1,2,3
AAA/U.S.Guaranteed	26%
AA	31%
A	22%
BBB	20%
BB or Lower	1%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview and Holding Summaries page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentage may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

22	Nuveen Investments

NAZ	Shareholder Meeting Report
NFZ
The annual meeting of shareholders for NFZ, NKR, NXE and NAZ was held in the offices of Nuveen Investments on October 12, 2012; at this meeting the shareholders were asked to vote on the approval of an Agreement and Plan of Reorganization to enable the Fund to reorganize as a newly created Massachusetts business trust, the approval of an Agreement and Plan of Reorganization, the approval of the issuance of additional common shares, the approval of an amendment to the Fund’s articles of incorporation and the election of Board Members. The meeting was subsequently adjourned to November 16, 2012.

The meeting for NFZ, NKR and NXE was additionally adjourned to December 14, 2012, January 24, 2013, February 8, 2013 and March 11, 2013, respectively. The annual meeting of shareholders for NTX was held in the offices of Nuveen Investments on November 14, 2012; at this meeting the shareholders were asked to vote on the election of Board Members.

	NAZ			NFZ
	Common and Preferred shares voting together as a class	Preferred Shares	Common Shares	Common and Preferred shares voting together as a class	Preferred Shares
To approve an Agreement and Plan of Reorganization to enable the Fund to reorganize as a newly created Massachusetts business trust.
For	2,314,131	280	—	—	—
Against	110,933	—	—	—	—
Abstain	51,040	—	—	—	—
Broker Non-Votes	1,076,478	—	—	—	—
Total	3,552,582	280	—	—	—
To approve an Agreement and Plan of Reorganization.
For	2,444,785	280	—	1,453,489	533,389
Against	152,412	—	—	38,739	3,200
Abstain	183,555	—	—	69,494	47,500
Broker Non-Votes	880,413	—	—	775,903	378,829
Total	3,661,165	280	—	2,337,625	962,918
To approve the issuance of additional common shares in connection with each Reorganization.
For	2,057,795	—	2,057,515	—	—
Against	273,074	—	273,074	—	—
Abstain	145,235	—	145,235	—	—
Broker Non-Votes	1,076,478	—	1,076,478	—	—
Total	3,552,582	—	3,552,302	—	—
To approve an amendment to the Fund’s articles of incorporation.
For	2,397,315	280	—	—	—
Against	210,308	—	—	—	—
Abstain	173,129	—	—	—	—
Broker Non-Votes	880,413	—	—	—	—
Total	3,661,165	280	—	—	—

Nuveen Investments	23

Shareholder Meeting Report (continued)
NAZ
NFZ

	NAZ			NFZ
	Common and Preferred shares voting together as a class	Preferred Shares	Common Shares	Common and Preferred shares voting together as a class	Preferred Shares
Approval of the Board Members was reached as follows:
John P. Amboian
For	3,440,519	—	—	—	—
Withhold	112,063	—	—	—	—
Total	3,552,582	—	—	—	—
Robert P. Bremner
For	3,437,319	—	—	2,170,443	—
Withhold	115,263	—	—	63,994	—
Total	3,552,582	—	—	2,234,437	—
Jack B. Evans
For	3,440,519	—	—	2,170,443	—
Withhold	112,063	—	—	63,994	—
Total	3,552,582	—	—	2,234,437	—
William C. Hunter
For	—	280	—	—	876,157
Withhold	—	—	—	—	8,511
Total	—	280	—	—	884,668
David J. Kundert
For	3,439,319	—	—	—	—
Withhold	113,263	—	—	—	—
Total	3,552,582	—	—	—	—
William J. Schneider
For	—	280	—	—	876,157
Withhold	—	—	—	—	8,511
Total	—	280	—	—	884,668
Judith M. Stockdale
For	3,437,678	—	—	—	—
Withhold	114,904	—	—	—	—
Total	3,552,582	—	—	—	—
Carole E. Stone
For	3,433,431	—	—	—	—
Withhold	119,151	—	—	—	—
Total	3,552,582	—	—	—	—
Virginia L. Stringer
For	3,433,431	—	—	—	—
Withhold	119,151	—	—	—	—
Total	3,552,582	—	—	—	—
Terence J. Toth
For	3,440,519	—	—	—	—
Withhold	112,063	—	—	—	—
Total	3,552,582	—	—	—	—

24	Nuveen Investments

NKR
NXE
NTX

	NKR		NXE		NTX
	Common and Preferred shares voting together as a class	Preferred Shares	Common and Preferred shares voting together as a class	Preferred Shares	Common and Preferred shares voting together as a class	Preferred Shares
To approve an Agreement and Plan of Reorganization to enable the Fund to reorganize as a newly created Massachusetts business trust.
For	—	—	—	—	—	—
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—	—
Total	—	—	—	—	—	—
To approve an Agreement and Plan of Reorganization.
For	2,347,161	946,188	2,840,957	1,129,549	—	—
Against	125,691	54,527	194,422	56,900	—	—
Abstain	95,579	17,500	108,651	25,000	—	—
Broker Non-Votes	1,316,530	609,748	1,412,030	525,001	—	—
Total	3,884,961	1,627,963	4,556,060	1,736,450	—	—
To approve the issuance of additional common shares in connection with each Reorganization.
For	—	—	—	—	—	—
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—	—
Total	—	—	—	—	—	—
To approve an amendment to the Fund’s articles of incorporation.
	—	—	—	—	—	—
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—	—
Total	—	—	—	—	—	—

Nuveen Investments	25

NKR	Shareholder Meeting Report (continued)
NXE
NTX

	NKR		NXE		NTX
	Common and Preferred shares voting together as a class	Preferred Shares	Common and Preferred shares voting together as a class	Preferred Shares	Common and Preferred shares voting together as a class	Preferred Shares
Approval of the Board Members was reached as follows:
John P. Amboian
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Robert P. Bremner
For	3,424,350	—	4,135,426	—	15,197,249	—
Withhold	203,694	—	120,187	—	444,249	—
Total	3,628,044	—	4,255,613	—	15,641,498	—
Jack B. Evans
For	3,435,505	—	4,120,466	—	15,248,841	—
Withhold	192,539	—	135,147	—	392,657	—
Total	3,628,044	—	4,255,613	—	15,641,498	—
William C. Hunter
For	—	1,347,384	—	1,479,788	—	6,619,429
Withhold	—	78,279	—	12,261	—	118,396
Total	—	1,425,663	—	1,492,049	—	6,737,825
David J. Kundert
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
William J. Schneider
For	—	1,347,384	—	1,479,788	—	6,619,429
Withhold	—	78,279	—	12,261	—	118,396
Total	—	1,425,663	—	1,492,049	—	6,737,825
Judith M. Stockdale
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Carole E. Stone
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Virginia L. Stringer
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Terence J. Toth
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—

26	Nuveen Investments

Report of Independent
Registered Public Accounting Firm

The Board of Trustees and Shareholders
Nuveen Arizona Premium Income Municipal Fund
(formerly Nuveen Arizona Premium Income Municipal Fund, Inc.)
Nuveen Arizona Dividend Advantage Municipal Fund
Nuveen Arizona Dividend Advantage Municipal Fund 2
Nuveen Arizona Dividend Advantage Municipal Fund 3
Nuveen Texas Quality Income Municipal Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Arizona Premium Income Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund 2, Nuveen Arizona Dividend Advantage Municipal Fund 3, and Nuveen Texas Quality Income Municipal Fund (the “Funds”) as of February 28, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Arizona Premium Income Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund 2, Nuveen Arizona Dividend Advantage Municipal Fund 3, and Nuveen Texas Quality Income Municipal Fund at February 28, 2013, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
April 25, 2013

Nuveen Investments	27

Nuveen Arizona Premium Income Municipal Fund
(formerly Nuveen Arizona Premium Municipal Fund, Inc.)
NAZ	Portfolio of Investments
February 28, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 1.1% (0.7% of Total Investments)
$725	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/13 at 100.00	BBB+	$732,236
	Education and Civic Organizations – 19.2% (13.6% of Total Investments)
615	Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding Bonds, Series 2013A, 5.000%, 7/01/37	No Opt. Call	AA	709,931
2,500	Arizona Higher Education Loan Authority, Student Loan Revenue Bonds, Series 2007B, Auction Rate Securities, 0.320%, 11/01/41 (Alternative Minimum Tax) (4)	4/13 at 100.00	A	2,066,898
	Arizona State University, System Revenue Bonds, Series 2005:
1,455	5.000%, 7/01/20 – AMBAC Insured	7/15 at 100.00	Aa3	1,595,408
750	5.000%, 7/01/21 – AMBAC Insured	7/15 at 100.00	Aa3	822,375
755	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2007, 5.000%, 5/15/31	5/22 at 100.00	A–	833,792
1,600	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2010, 5.125%, 5/15/40	5/20 at 100.00	A+	1,705,024
280	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Brighter Choice Foundation Charter Middle Schools Project, Albany, New York, Series 2012, 7.500%, 7/01/42	7/22 at 100.00	BB+	302,803
220	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Great Hearts Academies – Veritas Project, Series 2012, 6.300%, 7/01/42	7/21 at 100.00	BBB	237,985
280	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Painted Rock Academy Charter School Project, Series 2012A, 7.500%, 7/01/42	7/20 at 100.00	N/R	296,442
1,400	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Series 2012, 5.000%, 6/01/42 (UB) (5)	6/22 at 100.00	A+	1,526,014
280	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden Traditional Schools Project, Series 2012, 7.500%, 1/01/42	1/22 at 100.00	BBB–	309,473
	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010:
170	6.000%, 6/01/40	6/19 at 100.00	BBB–	176,985
200	6.100%, 6/01/45	6/19 at 100.00	BBB–	208,516
1,500	Tempe Industrial Development Authority, Arizona, Lease Revenue Bonds, Arizona State University Foundation Project, Series 2003, 5.000%, 7/01/34 – AMBAC Insured	7/13 at 100.00	N/R	1,504,770
825	Yavapai County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2011, 7.875%, 3/01/42	3/21 at 100.00	BB+	970,596
12,830	Total Education and Civic Organizations			13,267,012
	Health Care – 23.9% (17.0% of Total Investments)
1,430	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2007A, 5.000%, 1/01/25	1/17 at 100.00	AA–	1,622,721
3,470	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2008D, 5.500%, 1/01/38	1/18 at 100.00	AA–	3,852,290
2,300	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A, 5.000%, 2/01/42	2/22 at 100.00	BBB+	2,486,392
675	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B, 5.000%, 12/01/37	12/15 at 100.00	BBB+	694,292
1,110	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2007, 5.000%, 12/01/42	12/17 at 100.00	BBB+	1,154,422
2,150	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2004A, 5.375%, 7/01/23	7/14 at 100.00	A	2,265,219
2,900	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/32	7/17 at 100.00	A	3,139,685
330	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Hospital Revenue Bonds, Hospital de la Concepcion, Series 2000A, 6.375%, 11/15/15	5/13 at 100.00	AA+	331,746

28	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Show Low Industrial Development Authority, Arizona, Hospital Revenue Bonds, Navapache Regional Medical Center, Series 2005:
$525	5.000%, 12/01/25 – RAAI Insured	12/15 at 100.00	BBB+	$545,885
435	5.000%, 12/01/30 – RAAI Insured	12/15 at 100.00	BBB+	448,811
15,325	Total Health Care			16,541,463
	Long-Term Care – 0.5% (0.3% of Total Investments)
295	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A, 6.000%, 12/01/32	12/21 at 100.00	N/R	319,169
	Tax Obligation/General – 11.6% (8.3% of Total Investments)
420	El Mirage, Arizona, General Obligation Bonds Series 2012, 5.000%, 7/01/42 – AGM Insured	7/22 at 100.00	AA–	469,636
1,265	Gila County Unified School District 10 Payson, Arizona, School Improvement Bonds, Project 2006, Series 2008B, 5.750%, 7/01/28	7/18 at 100.00	Aa3	1,497,115
1,200	Maricopa County Unified School District 95 Queen Creek, Arizona, General Obligation Bonds, Series 2008, 5.000%, 7/01/27 – AGM Insured	7/18 at 100.00	A1	1,375,404
515	Pima County Continental Elementary School District 39, Arizona, General Obligation Bonds, Series 2011A, 6.000%, 7/01/30 – AGM Insured	7/21 at 100.00	AA–	636,169
3,530	Pinal County Unified School District 1, Florence, Arizona, General Obligation Bonds, Series 2008C, 5.250%, 7/01/28	7/18 at 100.00	A	4,083,186
6,930	Total Tax Obligation/General			8,061,510
	Tax Obligation/Limited – 33.1% (23.5% of Total Investments)
990	Arizona Sports and Tourism Authority, Senior Revenue Refunding Bonds, Multipurpose Stadium Facility Project, Series 2012A, 5.000%, 7/01/36	7/22 at 100.00	A1	1,101,989
275	Buckeye, Arizona, Festival Ranch Community Facilities District General Obligation Bonds, Series 2012, 5.000%, 7/15/31	7/22 at 100.00	BBB	289,176
250	Centerra Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Series 2005, 5.500%, 7/15/29	7/15 at 100.00	N/R	239,065
296	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	7/13 at 100.00	N/R	296,639
1,280	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2006-1, 5.000%, 8/01/22 – NPFG Insured	8/16 at 100.00	AA–	1,446,451
740	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2006A, 5.000%, 8/01/23 – NPFG Insured	8/16 at 100.00	A1	826,432
1,080	Marana Municipal Property Corporation, Arizona, Municipal Facilities Revenue Bonds, Series 2008B, 5.125%, 7/01/28	7/13 at 100.00	AA	1,094,699
575	Marana Municipal Property Corporation, Arizona, Revenue Bonds, Series 2003, 5.000%, 7/01/28 – AMBAC Insured	7/13 at 100.00	AA	582,343
1,264	Marana, Arizona, Tangerine Farms Road Improvement District Revenue Bonds, Series 2006, 4.600%, 1/01/26	7/16 at 100.00	A2	1,308,607
3,400	Mesa, Arizona, Street and Highway User Tax Revenue Bonds, Series 2005, 5.000%, 7/01/24 – AGM Insured	7/15 at 100.00	AA	3,714,772
1,000	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, JMF-Higley 2012 LLC Project, Series 2012, 5.000%, 12/01/36	No Opt. Call	A+	1,107,780
170	Phoenix Mesa Gateway Airport Authority, Arizona, Special Facility Revenue Bonds, Mesa Project, Series 2012, 5.000%, 7/01/38 (Alternative Minimum Tax)	7/22 at 100.00	AA+	180,613
1,140	Pinetop Fire District of Navajo County, Arizona, Certificates of Participation, Series 2008, 7.750%, 6/15/29	6/16 at 102.00	A3	1,220,780
300	Pronghorn Ranch Community Facilities District, Prescott Valley, Arizona, General Obligation Bonds, Series 2004, 6.400%, 7/15/29	7/14 at 100.00	N/R	304,236
135	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding Bonds, Series 2002D, 5.125%, 7/01/24	7/13 at 100.00	BBB–	135,018
500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+	530,005

Nuveen Investments	29

Nuveen Arizona Premium Income Municipal Fund (continued)
NAZ	Portfolio of Investments
February 28, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,525	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 0.000%, 8/01/33	No Opt. Call	A+	$487,238
1,700	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 0.000%, 8/01/38	No Opt. Call	A+	388,093
1,610	San Luis Civic Improvement Corporation, Arizona, Municipal Facilities Excise Tax Revenue Bonds, Series 2005, 5.000%, 7/01/25 – SYNCORA GTY Insured	7/15 at 100.00	A+	1,693,994
1,000	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Refunding Series 2006, 5.000%, 7/01/24	No Opt. Call	AAA	1,295,980
2,000	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Water & Sewer Improvements Project, Series 2010, 5.000%, 7/01/36	7/20 at 100.00	AAA	2,350,260
500	Tempe, Arizona, Transit Excise Tax Revenue Obligation Bonds, Refunding Series 2012, 5.000%, 7/01/37	7/22 at 100.00	AAA	574,115
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB+	1,098,860
645	Vistancia Community Facilities District, Peoria, Arizona, General Obligation Bonds, Series 2005, 5.750%, 7/15/24	7/15 at 100.00	A1	680,868
23,375	Total Tax Obligation/Limited			22,948,013
	Transportation – 0.2% (0.1% of Total Investments)
110	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A+	122,213
	U.S. Guaranteed – 13.1% (9.3% of Total Investments) (6)
3,000	Glendale Western Loop 101 Public Facilities Corporation, Arizona, Third Lien Excise Tax Revenue Bonds, Series 2008B, 6.250%, 7/01/38 (Pre-refunded 1/01/14)	1/14 at 100.00	AA (6)	3,150,570
3,500	Glendale, Arizona, Water and Sewer Revenue Bonds, Subordinate Lien, Series 2003, 5.000%, 7/01/28 (Pre-refunded 7/01/13) – AMBAC Insured	7/13 at 100.00	AA (6)	3,558,275
1,250	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Refunding Bonds, Samaritan Health Services, Series 1990A, 7.000%, 12/01/16 – NPFG Insured (ETM)	No Opt. Call	N/R (6)	1,434,388
385	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/16 (Pre-refunded 4/01/15)	4/15 at 100.00	N/R (6)	422,106
500	Oro Valley Municipal Property Corporation, Arizona, Senior Lien Water Revenue Bonds, Series 2003, 5.000%, 7/01/23 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	AA (6)	508,235
8,635	Total U.S. Guaranteed			9,073,574
	Utilities – 26.6% (18.9% of Total Investments)
470	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	BBB	488,349
1,000	Arizona Power Authority, Special Obligation Power Resource Revenue Refunding Crossover Bonds, Hoover Project, Series 2001, 5.250%, 10/01/15	No Opt. Call	AA	1,119,950
1,600	Maricopa County Pollution Control Corporation, Arizona, Pollution Control Revenue Refunding Bonds, Southern California Edison Company, Series 2000A, 5.000%, 6/01/35	6/20 at 100.00	A1	1,781,312
1,340	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Refunding Series 2008, 5.750%, 9/01/29	1/15 at 100.00	BBB–	1,419,127
650	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 7/01/36	7/21 at 100.00	A	733,902
2,170	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/27 – SYNCORA GTY Insured	7/15 at 100.00	BBB+	2,203,136
715	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Tender Option Bond Trust 09-9W, 18.192%, 1/01/38 (IF) (5)	1/18 at 100.00	Aa1	1,115,371
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
4,500	5.500%, 12/01/29	No Opt. Call	A–	5,511,600
3,500	5.000%, 12/01/37	No Opt. Call	A–	4,051,880
15,945	Total Utilities			18,424,627

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 11.6% (8.3% of Total Investments)
$1,005	Cottonwood, Arizona, Senior Lien Water System Revenue Bonds, Municipal Property Corporation, Series 2004, 5.000%, 7/01/24 – SYNCORA GTY Insured	7/14 at 100.00	A	$1,028,798
1,425	Goodyear, Arizona, Water and Sewer Revenue Obligations, Series 2010, 5.625%, 7/01/39	7/20 at 100.00	A+	1,586,794
1,000	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Wastewater System Revenue Bonds, Series 2004, 5.000%, 7/01/24 – NPFG Insured	7/14 at 100.00	AA+	1,062,669
1,250	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Refunding Bonds, Series 2001, 5.500%, 7/01/21 – FGIC Insured	No Opt. Call	AAA	1,612,875
450	Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A, 5.000%, 7/01/26	No Opt. Call	AA–	539,667
	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007:
600	4.700%, 4/01/22	4/14 at 100.00	A–	608,004
810	4.900%, 4/01/32	4/17 at 100.00	A–	831,237
905	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)	12/17 at 100.00	N/R	785,332
7,445	Total Water and Sewer			8,055,376
$91,615	Total Investments (cost $87,243,723) – 140.9%			97,545,193
	Floating Rate Obligations – (1.5)%			(1,050,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (40.4)% (7)			(28,000,000)
	Other Assets Less Liabilities – 1.0%			740,820
	Net Assets Applicable to Common Shares – 100%			$69,236,013

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 28.7%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	31

Nuveen Arizona Dividend Advantage Municipal Fund
NFZ	Portfolio of Investments
February 28, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations – 12.0% (8.2% of Total Investments)
$280	Arizona Higher Education Loan Authority, Student Loan Revenue Bonds, Series 2007B, Auction Rate Securities, 0.320%, 11/01/41 (Alternative Minimum Tax) (4)	4/13 at 100.00	A	$231,493
275	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2007, 5.000%, 5/15/31	5/22 at 100.00	A–	303,699
500	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2010, 5.125%, 5/15/40	5/20 at 100.00	A+	532,820
105	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Brighter Choice Foundation Charter Middle Schools Project, Albany, New York, Series 2012, 7.500%, 7/01/42	7/22 at 100.00	BB+	113,551
80	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Great Hearts Academies – Veritas Project, Series 2012, 6.300%, 7/01/42	7/21 at 100.00	BBB	86,540
100	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Painted Rock Academy Charter School Project, Series 2012A, 7.500%, 7/01/42	7/20 at 100.00	N/R	105,872
500	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Series 2012, 5.000%, 6/01/42 (UB) (5)	6/22 at 100.00	A+	545,005
100	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden Traditional Schools Project, Series 2012, 7.500%, 1/01/42	1/22 at 100.00	BBB–	110,526
130	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010, 6.000%, 6/01/40	6/19 at 100.00	BBB–	135,342
165	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Paradise Education Center Charter School, Series 2006, 6.000%, 6/01/36	6/16 at 100.00	BBB–	168,597
220	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Valley Academy Charter School Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	Baa3	235,072
305	Tucson Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2004A, 6.125%, 9/01/34	9/14 at 100.00	BB+	309,130
2,760	Total Education and Civic Organizations			2,877,647
	Health Care – 24.1% (16.5% of Total Investments)
565	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2007A, 5.000%, 1/01/25	1/17 at 100.00	AA–	641,145
720	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2008D, 5.500%, 1/01/38	1/18 at 100.00	AA–	799,322
800	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A, 5.000%, 2/01/42	2/22 at 100.00	BBB+	864,832
250	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B, 5.000%, 12/01/37	12/15 at 100.00	BBB+	257,145
415	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2007, 5.000%, 12/01/42	12/17 at 100.00	BBB+	431,608
750	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2004A, 5.375%, 7/01/23	7/14 at 100.00	A	790,193
1,025	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/32	7/17 at 100.00	A	1,109,716
	Show Low Industrial Development Authority, Arizona, Hospital Revenue Bonds, Navapache Regional Medical Center, Series 2005:
200	5.000%, 12/01/25 – RAAI Insured	12/15 at 100.00	BBB+	207,956
150	5.000%, 12/01/30 – RAAI Insured	12/15 at 100.00	BBB+	154,763
450	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2011, 6.000%, 7/01/39	7/21 at 100.00	BBB+	521,402
5,325	Total Health Care			5,778,082
32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care – 0.5% (0.3% of Total Investments)
$105	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A, 6.000%, 12/01/32	12/21 at 100.00	N/R	$113,603
	Tax Obligation/General – 17.7% (12.1% of Total Investments)
860	El Mirage, Arizona, General Obligation Bonds Series 2012, 5.000%, 7/01/42 – AGM Insured	7/22 at 100.00	AA–	961,635
180	Pima County Continental Elementary School District 39, Arizona, General Obligation Bonds, Series 2011A, 6.000%, 7/01/30 – AGM Insured	7/21 at 100.00	AA–	222,350
1,310	Scottsdale, Arizona, General Obligation Bonds, Preserve Acquisition Series 1999, 5.000%, 7/01/32	7/21 at 100.00	AAA	1,550,293
1,340	Yuma & La Paz Counties Community College District, Arizona, General Obligation Bonds, Series 2006, 5.000%, 7/01/21 – NPFG Insured	7/16 at 100.00	Aa2	1,496,043
3,690	Total Tax Obligation/General			4,230,321
	Tax Obligation/Limited – 47.9% (32.7% of Total Investments)
660	Arizona Sports and Tourism Authority, Senior Revenue Refunding Bonds, Multipurpose Stadium Facility Project, Series 2012A, 5.000%, 7/01/36	7/22 at 100.00	A1	734,659
440	Buckeye, Arizona, Festival Ranch Community Facilities District General Obligation Bonds, Series 2012, 5.000%, 7/15/31	7/22 at 100.00	BBB	462,682
90	Centerra Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Series 2005, 5.500%, 7/15/29	7/15 at 100.00	N/R	86,063
202	Estrella Mountain Ranch Community Facilities District, Arizona, Special Assessment Bonds, Montecito Assessment District, Series 2007, 5.700%, 7/01/27	1/17 at 100.00	N/R	201,590
115	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	7/13 at 100.00	N/R	115,248
1,000	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2006-1, 5.000%, 8/01/22 – NPFG Insured	8/16 at 100.00	AA–	1,130,040
275	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2006A, 5.000%, 8/01/23 – NPFG Insured	8/16 at 100.00	A1	307,120
1,180	Marana Municipal Property Corporation, Arizona, Revenue Bonds, Series 2003, 5.000%, 7/01/23 – AMBAC Insured	7/13 at 100.00	AA	1,197,983
441	Marana, Arizona, Tangerine Farms Road Improvement District Revenue Bonds, Series 2006, 4.600%, 1/01/26	7/16 at 100.00	A2	456,563
150	Marley Park Community Facilities District, City of Surprise, Arizona, Limited Tax General Obligation Bonds, Series 2008 (Bank Qualified), 6.100%, 7/15/32	7/17 at 100.00	N/R	150,731
255	Merrill Ranch Community Facilities District 1, Florence, Arizona, General Obligation Bonds, Series 2008A, 7.400%, 7/15/33	7/18 at 100.00	N/R	278,095
330	Palm Valley Community Facility District 3, Goodyear, Arizona, General Obligation Bonds, Series 2006, 5.300%, 7/15/31	7/16 at 100.00	N/R	313,982
225	Palm Valley Community Facility District 3, Goodyear, Arizona, Limited Tax General Obligation Bonds, Series 2007, 5.800%, 7/15/32	7/17 at 100.00	N/R	220,624
100	Parkway Community Facilities District 1, Prescott Valley, Arizona, General Obligation Bonds, Series 2006, 5.350%, 7/15/31	7/16 at 100.00	N/R	93,553
500	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, JMF-Higley 2012 LLC Project, Series 2012, 5.000%, 12/01/36	No Opt. Call	A+	553,890
100	Phoenix Mesa Gateway Airport Authority, Arizona, Special Facility Revenue Bonds, Mesa Project, Series 2012, 5.000%, 7/01/38 (Alternative Minimum Tax)	7/22 at 100.00	AA+	106,243
680	Pinal County Industrial Development Authority, Arizona, Correctional Facilities Contract Revenue Bonds, Florence West Prison LLC, Series 2002A, 5.000%, 10/01/18 – ACA Insured	4/13 at 100.00	BBB–	680,993
1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+	1,060,010
600	San Luis Civic Improvement Corporation, Arizona, Municipal Facilities Excise Tax Revenue Bonds, Series 2005, 5.000%, 7/01/25 – SYNCORA GTY Insured	7/15 at 100.00	A+	631,302

Nuveen Investments	33

Nuveen Arizona Dividend Advantage Municipal Fund (continued)
NFZ	Portfolio of Investments
February 28, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,000	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Refunding Series 2006, 5.000%, 7/01/24	No Opt. Call	AAA	$1,295,980
350	Tartesso West Community Facility District, Buckeye, Arizona, Limited Tax General Obligation Bonds, Series 2007, 5.900%, 7/15/32	7/17 at 100.00	N/R	343,245
500	Vistancia Community Facilities District, Peoria, Arizona, General Obligation Bonds, Series 2005, 5.750%, 7/15/24	7/15 at 100.00	A1	527,805
336	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	7/16 at 100.00	N/R	324,737
225	Westpark Community Facilities District, Buckeye, Arizona, General Obligation Tax Increment Bonds Series 2006, 5.250%, 7/15/31	7/16 at 100.00	N/R	207,997
10,754	Total Tax Obligation/Limited			11,481,135
	U.S. Guaranteed – 13.2% (9.0% of Total Investments) (6)
1,000	Arizona Tourism and Sports Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Series 2003A, 5.000%, 7/01/31 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	A1 (6)	1,016,470
1,000	Maricopa County Unified School District 11, Peoria, Arizona, General Obligation Bonds, Second Series 2005, 5.000%, 7/01/20 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	Aa2 (6)	1,108,470
240	Maricopa County Union High School District 210 Phoenix, Arizona, General Obligation Bonds, Series 2006C, 5.000%, 7/01/24 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	AA (6)	275,959
630	Mesa, Arizona, Utility System Revenue Refunding Bonds, Series 2002, 5.250%, 7/01/17 – FGIC Insured (ETM)	No Opt. Call	Aa2 (6)	753,562
2,870	Total U.S. Guaranteed			3,154,461
	Utilities – 24.8% (17.0% of Total Investments)
1,500	Arizona Power Authority, Special Obligation Power Resource Revenue Refunding Crossover Bonds, Hoover Project, Series 2001, 5.250%, 10/01/17	No Opt. Call	AA	1,799,203
600	Maricopa County Pollution Control Corporation, Arizona, Pollution Control Revenue Refunding Bonds, Southern California Edison Company, Series 2000A, 5.000%, 6/01/35	6/20 at 100.00	A1	667,992
370	Mesa, Arizona, Utility System Revenue Refunding Bonds, Series 2002, 5.250%, 7/01/17 – FGIC Insured	No Opt. Call	Aa2	436,989
665	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Refunding Series 2008, 5.750%, 9/01/29	1/15 at 100.00	BBB–	704,268
400	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 7/01/36	7/21 at 100.00	A	451,632
1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/26 – SYNCORA GTY Insured	7/15 at 100.00	BBB+	1,017,500
560	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Tender Option Bond Trust 09-9W, 18.192%, 1/01/38 (IF) (5)	1/18 at 100.00	Aa1	873,578
5,095	Total Utilities			5,951,162

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 6.2% (4.2% of Total Investments)
$475	Goodyear, Arizona, Water and Sewer Revenue Obligations, Series 2010, 5.625%, 7/01/39	7/20 at 100.00	A+	$528,932
150	Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A, 5.000%, 7/01/26	No Opt. Call	AA–	179,889
	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007:
225	4.700%, 4/01/22	4/14 at 100.00	A–	228,002
260	4.900%, 4/01/32	4/17 at 100.00	A–	266,817
325	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)	12/17 at 100.00	N/R	282,025
1,435	Total Water and Sewer			1,485,665
$32,034	Total Investments (cost $32,350,108) – 146.4%			35,072,076
	Floating Rate Obligations – (1.6)%			(375,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (46.3)% (7)			(11,100,000)
	Other Assets Less Liabilities – 1.5%			358,385
	Net Assets Applicable to Common Shares – 100%			$23,955,461

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(7)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.6%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	35

Nuveen Arizona Dividend Advantage Municipal Fund 2
NKR	Portfolio of Investments
February 28, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations – 17.6% (12.0% of Total Investments)
$1,130	Arizona Higher Education Loan Authority, Student Loan Revenue Bonds, Series 2007B, Auction Rate Securities, 0.320%, 11/01/41 (Alternative Minimum Tax) (4)	4/13 at 100.00	A	$934,238
450	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2007, 5.000%, 5/15/31	5/22 at 100.00	A–	496,962
775	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2010, 5.125%, 5/15/40	5/20 at 100.00	A+	825,871
360	Northern Arizona University, System Revenue Bonds, Series 2012, 5.000%, 6/01/41	6/21 at 100.00	A+	398,012
500	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Choice Academies Charter Schools Project, Series 2012, 5.625%, 9/01/42	9/22 at 100.00	BB+	510,515
170	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Brighter Choice Foundation Charter Middle Schools Project, Albany, New York, Series 2012, 7.500%, 7/01/42	7/22 at 100.00	BB+	183,845
130	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Great Hearts Academies – Veritas Project, Series 2012, 6.300%, 7/01/42	7/21 at 100.00	BBB	140,628
165	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Painted Rock Academy Charter School Project, Series 2012A, 7.500%, 7/01/42	7/20 at 100.00	N/R	174,689
810	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Series 2012, 5.000%, 6/01/42 (UB) (5)	6/22 at 100.00	A+	882,908
485	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Noah Webster Basic Schools Inc., Series 2004, 6.000%, 12/15/24	12/14 at 100.00	BBB–	495,035
165	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden Traditional Schools Project, Series 2012, 7.500%, 1/01/42	1/22 at 100.00	BBB–	182,368
210	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010, 6.000%, 6/01/40	6/19 at 100.00	BBB–	218,629
175	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Paradise Education Center Charter School, Series 2006, 6.000%, 6/01/36	6/16 at 100.00	BBB–	178,815
365	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Valley Academy Charter School Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	Baa3	390,006
250	Sun Devil Energy LLC, Arizona, Revenue Refunding Bonds, Arizona State University Project, Series 2008, 5.000%, 7/01/22 (WI/DD, Settling 3/13/13)	No Opt. Call	AA–	305,513
480	Tucson Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2004A, 6.125%, 9/01/34	9/14 at 100.00	BB+	486,499
6,620	Total Education and Civic Organizations			6,804,533
	Health Care – 32.4% (22.1% of Total Investments)
845	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2007A, 5.000%, 1/01/25	1/17 at 100.00	AA–	958,881
1,150	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2008D, 5.500%, 1/01/38	1/18 at 100.00	AA–	1,276,696
1,150	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A, 5.000%, 2/01/42	2/22 at 100.00	BBB+	1,243,196
600	Arizona Health Facilities Authority, Revenue Bonds, Blood Systems Inc., Series 2004, 5.000%, 4/01/20	4/14 at 100.00	A	622,488
400	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B, 5.000%, 12/01/37	12/15 at 100.00	BBB+	411,432
655	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2007, 5.000%, 12/01/42	12/17 at 100.00	BBB+	681,213
1,375	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2004A, 5.375%, 7/01/23	7/14 at 100.00	A	1,448,686
1,650	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/32	7/17 at 100.00	A	1,786,372

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,120	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2006C. Re-offering, 5.000%, 9/01/35 – AGC Insured	9/20 at 100.00	AA–	$1,247,680
	Show Low Industrial Development Authority, Arizona, Hospital Revenue Bonds, Navapache Regional Medical Center, Series 2005:
315	5.000%, 12/01/25 – RAAI Insured	12/15 at 100.00	BBB+	327,531
260	5.000%, 12/01/30 – RAAI Insured	12/15 at 100.00	BBB+	268,255
1,050	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2011, 6.000%, 7/01/39	7/21 at 100.00	BBB+	1,216,604
1,000	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Series 2003A, 6.000%, 8/01/33	8/13 at 100.00	BBB+	1,020,730
11,570	Total Health Care			12,509,764
	Long-Term Care – 0.5% (0.3% of Total Investments)
175	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A, 6.000%, 12/01/32	12/21 at 100.00	N/R	189,338
	Tax Obligation/General – 25.3% (17.2% of Total Investments)
1,000	Maricopa County Elementary School District 83 Cartwright, Arizona, General Obligation Bonds, School Improvement, Project 2010, Series 2011A, 5.375%, 7/01/30 – AGM Insured	7/21 at 100.00	AA–	1,152,160
1,000	Maricopa County School District 6, Arizona, General Obligation Refunding Bonds, Washington Elementary School, Series 2002A, 5.375%, 7/01/16 – AGM Insured	No Opt. Call	Aa2	1,154,310
775	Maricopa County School District 79 Litchfield Elementary, Arizona, General Obligation Bonds, Series 2011, 5.000%, 7/01/23	7/21 at 100.00	Aa2	941,176
1,165	Maricopa County Unified School District 69, Paradise Valley, Arizona, General Obligation Refunding Bonds, Series 2002A, 5.250%, 7/01/14 – FGIC Insured	No Opt. Call	Aa2	1,240,772
1,405	Mesa, Arizona, General Obligation Bonds, Series 2002, 5.375%, 7/01/15 – FGIC Insured	No Opt. Call	AA	1,558,847
310	Pima County Continental Elementary School District 39, Arizona, General Obligation Bonds, Series 2011A, 6.000%, 7/01/30 – AGM Insured	7/21 at 100.00	AA–	382,937
500	Pima County Unified School District 08 Flowing Wells, Arizona, General Obligation Bonds, Series 2011B, 5.375%, 7/01/29	7/21 at 100.00	A+	571,160
1,000	Pima County Unified School District 6, Marana, Arizona, General Obligation Bonds, School Improvement Project 2010 Series 2011A, 5.000%, 7/01/25	7/21 at 100.00	A+	1,148,580
1,360	Scottsdale, Arizona, General Obligation Bonds, Preserve Acquisition Series 1999, 5.000%, 7/01/33	7/21 at 100.00	AAA	1,603,861
8,515	Total Tax Obligation/General			9,753,803
	Tax Obligation/Limited – 41.2% (28.0% of Total Investments)
370	Buckeye, Arizona, Festival Ranch Community Facilities District General Obligation Bonds, Series 2012, 5.000%, 7/15/31	7/22 at 100.00	BBB	389,074
150	Centerra Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Series 2005, 5.500%, 7/15/29	7/15 at 100.00	N/R	143,439
331	Estrella Mountain Ranch Community Facilities District, Arizona, Special Assessment Bonds, Montecito Assessment District, Series 2007, 5.800%, 7/01/32	1/17 at 100.00	N/R	324,565
182	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	7/13 at 100.00	N/R	182,393
250	La Paz County, Arizona, Excise Tax Revenue Bonds, Judgment Series 2011A, 4.750%, 7/01/36	7/17 at 100.00	AA–	264,490
960	Marana Municipal Property Corporation, Arizona, Municipal Facilities Revenue Bonds, Series 2008B, 5.125%, 7/01/28	7/13 at 100.00	AA	973,066
739	Marana, Arizona, Tangerine Farms Road Improvement District Revenue Bonds, Series 2006, 4.600%, 1/01/26	7/16 at 100.00	A2	765,079
240	Marley Park Community Facilities District, City of Surprise, Arizona, Limited Tax General Obligation Bonds, Series 2008 (Bank Qualified), 6.100%, 7/15/32	7/17 at 100.00	N/R	241,169
415	Merrill Ranch Community Facilities District 1, Florence, Arizona, General Obligation Bonds, Series 2008A, 7.400%, 7/15/33	7/18 at 100.00	N/R	452,587

Nuveen Investments	37

Nuveen Arizona Dividend Advantage Municipal Fund 2 (continued)
NKR	Portfolio of Investments
February 28, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$530	Palm Valley Community Facility District 3, Goodyear, Arizona, General Obligation Bonds, Series 2006, 5.300%, 7/15/31	7/16 at 100.00	N/R	$504,274
350	Palm Valley Community Facility District 3, Goodyear, Arizona, Limited Tax General Obligation Bonds, Series 2007, 5.800%, 7/15/32	7/17 at 100.00	N/R	343,193
140	Parkway Community Facilities District 1, Prescott Valley, Arizona, General Obligation Bonds, Series 2006, 5.350%, 7/15/31	7/16 at 100.00	N/R	130,974
500	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, JMF-Higley 2012 LLC Project, Series 2012, 5.000%, 12/01/36	No Opt. Call	A+	553,890
140	Phoenix Mesa Gateway Airport Authority, Arizona, Special Facility Revenue Bonds, Mesa Project, Series 2012, 5.000%, 7/01/38 (Alternative Minimum Tax)	7/22 at 100.00	AA+	148,740
1,070	Pinal County Industrial Development Authority, Arizona, Correctional Facilities Contract Revenue Bonds, Florence West Prison LLC, Series 2002A, 5.000%, 10/01/18 – ACA Insured	4/13 at 100.00	BBB–	1,071,562
140	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding Bonds, Series 2002D, 5.125%, 7/01/24	7/13 at 100.00	BBB–	140,018
500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+	530,005
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A:
3,055	0.000%, 8/01/33	No Opt. Call	A+	976,073
250	5.375%, 8/01/39	2/20 at 100.00	A+	264,943
960	San Luis Civic Improvement Corporation, Arizona, Municipal Facilities Excise Tax Revenue Bonds, Series 2005, 5.000%, 7/01/25 – SYNCORA GTY Insured	7/15 at 100.00	A+	1,010,083
1,000	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Refunding Series 2006, 5.000%, 7/01/24	No Opt. Call	AAA	1,295,980
1,000	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Water & Sewer Improvements Project, Series 2010, 5.000%, 7/01/36	7/20 at 100.00	AAA	1,175,130
555	Tartesso West Community Facility District, Buckeye, Arizona, Limited Tax General Obligation Bonds, Series 2007, 5.900%, 7/15/32	7/17 at 100.00	N/R	544,289
1,500	Tempe, Arizona, Transit Excise Tax Revenue Obligation Bonds, Refunding Series 2012, 5.000%, 7/01/37	7/22 at 100.00	AAA	1,722,344
750	Vistancia Community Facilities District, Peoria, Arizona, General Obligation Bonds, Series 2005, 5.750%, 7/15/24	7/15 at 100.00	A1	791,708
630	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	7/16 at 100.00	N/R	608,882
350	Westpark Community Facilities District, Buckeye, Arizona, General Obligation Tax Increment Bonds Series 2006, 5.250%, 7/15/31	7/16 at 100.00	N/R	323,551
17,057	Total Tax Obligation/Limited			15,871,501
	Transportation – 6.0% (4.1% of Total Investments)
2,000	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Refunding Series 2013, 5.000%, 7/01/32 (WI/DD, Settling 3/05/13) (Alternative Minimum Tax)	7/23 at 100.00	AA–	2,302,397
	U.S. Guaranteed – 1.4% (1.0% of Total Investments) (6)
100	Maricopa County Unified School District 89, Dysart, Arizona, General Obligation Bonds, Series 2004B, 5.250%, 7/01/20 (Pre-refunded 7/01/14) – AGM Insured	7/14 at 100.00	AA- (6)	106,700
375	Maricopa County Union High School District 210 Phoenix, Arizona, General Obligation Bonds, Series 2006C, 5.000%, 7/01/24 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	AA (6)	431,186
475	Total U.S. Guaranteed			537,886
	Utilities – 11.6% (7.9% of Total Investments)
400	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	BBB	415,616
175	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA–	200,291
910	Maricopa County Pollution Control Corporation, Arizona, Pollution Control Revenue Refunding Bonds, Southern California Edison Company, Series 2000A, 5.000%, 6/01/35	6/20 at 100.00	A1	1,013,121

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$665	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Refunding Series 2008, 5.750%, 9/01/29	1/15 at 100.00	BBB–	$704,268
250	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 7/01/36	7/21 at 100.00	A	282,270
450	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Tender Option Bond Trust 09-9W, 18.192%, 1/01/38 (IF) (5)	1/18 at 100.00	Aa1	701,982
1,000	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A–	1,157,680
3,850	Total Utilities			4,475,228
	Water and Sewer – 10.9% (7.4% of Total Investments)
500	City of Goodyear, Arizona Subordinate Lien Water and Sewer Revenue Obligations, Series 2011, 5.500%, 7/01/41	7/21 at 100.00	AA–	575,485
455	Maricopa County Industrial Development Authority, Arizona, Water System Improvement Revenue Bonds, Chaparral City Water Company, Series 1997A, 5.400%, 12/01/22 – AMBAC Insured (Alternative Minimum Tax)	6/13 at 100.00	N/R	455,746
1,040	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Refunding Bonds, Series 2001, 5.500%, 7/01/22 – FGIC Insured	No Opt. Call	AAA	1,353,362
475	Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A, 5.000%, 7/01/26	No Opt. Call	AA–	569,649
	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007:
350	4.700%, 4/01/22	4/14 at 100.00	A–	354,669
410	4.900%, 4/01/32	4/17 at 100.00	A–	420,750
525	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)	12/17 at 100.00	N/R	455,579
3,755	Total Water and Sewer			4,185,240
$54,017	Total Investments (cost $52,472,345) – 146.9%			56,629,690
	Floating Rate Obligations – (1.6)%			(605,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (48.6)% (7)			(18,725,000)
	Other Assets Less Liabilities – 3.3%			1,260,011
	Net Assets Applicable to Common Shares – 100%			$38,559,701

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.1%.
N/R	Not rated.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	39

Nuveen Arizona Dividend Advantage Municipal Fund 3
NXE	Portfolio of Investments
February 28, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 1.0% (0.7% of Total Investments)
$460	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/13 at 100.00	BBB+	$464,591
	Education and Civic Organizations – 18.8% (13.1% of Total Investments)
385	Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding Bonds, Series 2013A, 5.000%, 7/01/37	No Opt. Call	AA	444,429
690	Arizona Higher Education Loan Authority, Student Loan Revenue Bonds, Series 2007B, Auction Rate Securities, 0.320%, 11/01/41 (Alternative Minimum Tax) (4)	4/13 at 100.00	A	570,464
1,250	Arizona State University, System Revenue Bonds, Series 2005, 5.000%, 7/01/20 – AMBAC Insured	7/15 at 100.00	Aa3	1,370,625
520	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2007, 5.000%, 5/15/31	5/22 at 100.00	A–	574,267
900	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2010, 5.125%, 5/15/40	5/20 at 100.00	A+	959,076
430	Northern Arizona University, System Revenue Bonds, Series 2012, 5.000%, 6/01/41	6/21 at 100.00	A+	475,404
400	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Choice Academies Charter Schools Project, Series 2012, 5.625%, 9/01/42	9/22 at 100.00	BB+	408,412
200	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Brighter Choice Foundation Charter Middle Schools Project, Albany, New York, Series 2012, 7.500%, 7/01/42	7/22 at 100.00	BB+	216,288
155	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Great Hearts Academies – Veritas Project, Series 2012, 6.300%, 7/01/42	7/21 at 100.00	BBB	167,671
200	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Painted Rock Academy Charter School Project, Series 2012A, 7.500%, 7/01/42	7/20 at 100.00	N/R	211,744
965	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Series 2012, 5.000%, 6/01/42 (UB) (5)	6/22 at 100.00	A+	1,051,860
560	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Noah Webster Basic Schools Inc., Series 2004, 6.000%, 12/15/24	12/14 at 100.00	BBB–	571,586
200	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden Traditional Schools Project, Series 2012, 7.500%, 1/01/42	1/22 at 100.00	BBB–	221,052
235	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010, 6.000%, 6/01/40	6/19 at 100.00	BBB–	244,656
315	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Paradise Education Center Charter School, Series 2006, 6.000%, 6/01/36	6/16 at 100.00	BBB–	321,867
415	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Valley Academy Charter School Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	Baa3	443,432
565	Tucson Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2004A, 6.125%, 9/01/34	9/14 at 100.00	BB+	572,650
8,385	Total Education and Civic Organizations			8,825,483
	Health Care – 29.0% (20.2% of Total Investments)
1,015	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2007A, 5.000%, 1/01/25	1/17 at 100.00	AA–	1,151,792
2,390	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2008D, 5.500%, 1/01/38	1/18 at 100.00	AA–	2,653,305
850	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A, 5.000%, 2/01/42	2/22 at 100.00	BBB+	918,884
625	Arizona Health Facilities Authority, Revenue Bonds, Blood Systems Inc., Series 2004, 5.000%, 4/01/20	4/14 at 100.00	A	648,425
475	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B, 5.000%, 12/01/37	12/15 at 100.00	BBB+	488,576

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$785	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2007, 5.000%, 12/01/42	12/17 at 100.00	BBB+	$816,416
1,825	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2004A, 5.375%, 7/01/23	7/14 at 100.00	A	1,922,802
1,985	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/32	7/17 at 100.00	A	2,149,059
	Show Low Industrial Development Authority, Arizona, Hospital Revenue Bonds, Navapache Regional Medical Center, Series 2005:
375	5.000%, 12/01/25 – RAAI Insured	12/15 at 100.00	BBB+	389,918
315	5.000%, 12/01/30 – RAAI Insured	12/15 at 100.00	BBB+	325,001
1,000	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2011, 6.000%, 7/01/39	7/21 at 100.00	BBB+	1,158,670
1,000	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Series 2003A, 6.000%, 8/01/33	8/13 at 100.00	BBB+	1,020,730
12,640	Total Health Care			13,643,578
	Long-Term Care – 0.5% (0.3% of Total Investments)
205	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A, 6.000%, 12/01/32	12/21 at 100.00	N/R	221,796
	Tax Obligation/General – 12.8% (8.9% of Total Investments)
860	El Mirage, Arizona, General Obligation Bonds Series 2012, 5.000%, 7/01/42 – AGM Insured	7/22 at 100.00	AA–	961,635
365	Pima County Continental Elementary School District 39, Arizona, General Obligation Bonds, Series 2011A, 6.000%, 7/01/30 – AGM Insured	7/21 at 100.00	AA–	450,877
500	Pima County Unified School District 08 Flowing Wells, Arizona, General Obligation Bonds, Series 2011B, 5.375%, 7/01/29	7/21 at 100.00	A+	571,160
750	Pima County Unified School District 6, Marana, Arizona, General Obligation Bonds, School Improvement Project 2010 Series 2011A, 5.000%, 7/01/25	7/21 at 100.00	A+	861,435
1,000	Pinal County Unified School District 1, Florence, Arizona, General Obligation Bonds, Series 2008C, 5.250%, 7/01/28	7/18 at 100.00	A	1,156,710
1,705	Scottsdale, Arizona, General Obligation Bonds, Preserve Acquisition Series 1999, 5.000%, 7/01/34	7/21 at 100.00	AAA	2,003,750
5,180	Total Tax Obligation/General			6,005,567
	Tax Obligation/Limited – 41.8% (29.1% of Total Investments)
660	Arizona Sports and Tourism Authority, Senior Revenue Refunding Bonds, Multipurpose Stadium Facility Project, Series 2012A, 5.000%, 7/01/36	7/22 at 100.00	A1	734,659
1,000	Arizona State Transportation Board, Highway Revenue Bonds, Subordinate Refunding Series 2011A, 5.000%, 7/01/36	7/21 at 100.00	AA+	1,156,570
345	Buckeye, Arizona, Festival Ranch Community Facilities District General Obligation Bonds, Series 2012, 5.000%, 7/15/27	7/22 at 100.00	BBB	366,890
174	Centerra Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Series 2005, 5.500%, 7/15/29	7/15 at 100.00	N/R	166,389
	Estrella Mountain Ranch Community Facilities District, Arizona, Special Assessment Bonds, Montecito Assessment District, Series 2007:
244	5.700%, 7/01/27	1/17 at 100.00	N/R	243,505
151	5.800%, 7/01/32	1/17 at 100.00	N/R	148,065
214	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	7/13 at 100.00	N/R	214,462
510	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	A	574,535
525	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2006A, 5.000%, 8/01/23 – NPFG Insured	8/16 at 100.00	A1	586,320

Nuveen Investments	41

Nuveen Arizona Dividend Advantage Municipal Fund 3 (continued)
NXE	Portfolio of Investments February 28, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$864	Marana, Arizona, Tangerine Farms Road Improvement District Revenue Bonds, Series 2006, 4.600%, 1/01/26	7/16 at 100.00	A2	$894,491
290	Marley Park Community Facilities District, City of Surprise, Arizona, Limited Tax General Obligation Bonds, Series 2008 (Bank Qualified), 6.100%, 7/15/32	7/17 at 100.00	N/R	291,412
490	Merrill Ranch Community Facilities District 1, Florence, Arizona, General Obligation Bonds, Series 2008A, 7.400%, 7/15/33	7/18 at 100.00	N/R	534,379
2,175	Mohave County, Arizona, Certificates of Participation, Series 2004, 5.250%, 7/01/19 – AMBAC Insured	7/14 at 100.00	N/R	2,246,796
300	Page, Arizona, Pledged Revenue Bonds, Refunding Series 2011, 5.000%, 7/01/26	7/21 at 100.00	AA–	349,878
640	Palm Valley Community Facility District 3, Goodyear, Arizona, General Obligation Bonds, Series 2006, 5.300%, 7/15/31	7/16 at 100.00	N/R	608,934
425	Palm Valley Community Facility District 3, Goodyear, Arizona, Limited Tax General Obligation Bonds, Series 2007, 5.800%, 7/15/32	7/17 at 100.00	N/R	416,734
160	Parkway Community Facilities District 1, Prescott Valley, Arizona, General Obligation Bonds, Series 2006, 5.350%, 7/15/31	7/16 at 100.00	N/R	149,685
500	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, JMF-Higley 2012 LLC Project, Series 2012, 5.000%, 12/01/36	No Opt. Call	A+	553,890
170	Phoenix Mesa Gateway Airport Authority, Arizona, Special Facility Revenue Bonds, Mesa Project, Series 2012, 5.000%, 7/01/38 (Alternative Minimum Tax)	7/22 at 100.00	AA+	180,613
1,250	Pinal County Industrial Development Authority, Arizona, Correctional Facilities Contract Revenue Bonds, Florence West Prison LLC, Series 2002A, 5.000%, 10/01/18 – ACA Insured	4/13 at 100.00	BBB–	1,251,825
250	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.375%, 8/01/39	2/20 at 100.00	A+	264,943
1,650	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 0.000%, 8/01/38	No Opt. Call	A+	376,679
1,130	San Luis Civic Improvement Corporation, Arizona, Municipal Facilities Excise Tax Revenue Bonds, Series 2005, 5.000%, 7/01/25 – SYNCORA GTY Insured	7/15 at 100.00	A+	1,188,952
2,000	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Water & Sewer Improvements Project, Series 2010, 5.000%, 7/01/36	7/20 at 100.00	AAA	2,350,259
665	Tartesso West Community Facility District, Buckeye, Arizona, Limited Tax General Obligation Bonds, Series 2007, 5.900%, 7/15/32	7/17 at 100.00	N/R	652,166
750	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB+	824,145
1,250	Vistancia Community Facilities District, Peoria, Arizona, General Obligation Bonds, Series 2005, 5.750%, 7/15/24	7/15 at 100.00	A1	1,319,513
631	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	7/16 at 100.00	N/R	609,849
425	Westpark Community Facilities District, Buckeye, Arizona, General Obligation Tax Increment Bonds Series 2006, 5.250%, 7/15/31	7/16 at 100.00	N/R	392,883
19,838	Total Tax Obligation/Limited			19,649,421

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 4.9% (3.4% of Total Investments)
	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Refunding Series 2013:
$1,785	5.000%, 7/01/30 (WI/DD, Settling 3/05/13) (Alternative Minimum Tax)	7/23 at 100.00	AA–	$2,068,475
215	5.000%, 7/01/32 (WI/DD, Settling 3/05/13) (Alternative Minimum Tax)	7/23 at 100.00	AA–	247,508
2,000	Total Transportation			2,315,983
	U.S. Guaranteed – 9.4% (6.6% of Total Investments) (6)
2,000	DC Ranch Community Facilities District, Scottsdale, Arizona, General Obligation Bonds, Series 2002, 5.000%, 7/15/27 (Pre-refunded 7/15/13) – AMBAC Insured	7/13 at 100.00	A1 (6)	2,036,900
1,575	Maricopa County Union High School District 210, Phoenix, Arizona, General Obligation Bonds, Series 2004A, 5.000%, 7/01/20 (Pre-refunded 7/01/14) – AGM Insured	7/14 at 100.00	AA (6)	1,675,910
270	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/16 (Pre-refunded 4/01/15)	4/15 at 100.00	N/R (6)	296,023
405	Oro Valley Municipal Property Corporation, Arizona, Senior Lien Water Revenue Bonds, Series 2003, 5.000%, 7/01/23 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	AA (6)	411,670
4,250	Total U.S. Guaranteed			4,420,503
	Utilities – 16.0% (11.1% of Total Investments)
625	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	BBB	649,400
1,200	Maricopa County Pollution Control Corporation, Arizona, Pollution Control Revenue Refunding Bonds, Southern California Edison Company, Series 2000A, 5.000%, 6/01/35	6/20 at 100.00	A1	1,335,984
665	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Refunding Series 2008, 5.750%, 9/01/29	1/15 at 100.00	BBB–	704,268
500	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 7/01/36	7/21 at 100.00	A	564,540
1,660	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/26 – SYNCORA GTY Insured	7/15 at 100.00	BBB+	1,689,050
775	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Tender Option Bond Trust 09-9W, 18.192%, 1/01/38 (IF) (5)	1/18 at 100.00	Aa1	1,208,969
1,165	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A–	1,348,697
6,590	Total Utilities			7,500,908
	Water and Sewer – 9.4% (6.6% of Total Investments)
500	Glendale, Arizona, Water and Sewer Revenue Bonds, Refunding Series 2012, 5.000%, 7/01/28	7/22 at 100.00	AA	591,430
955	Goodyear, Arizona, Water and Sewer Revenue Obligations, Series 2010, 5.625%, 7/01/39	7/20 at 100.00	A+	1,063,431
425	Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A, 5.000%, 7/01/26	No Opt. Call	AA–	509,686
750	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	BBB	776,730

Nuveen Investments	43

Nuveen Arizona Dividend Advantage Municipal Fund 3 (continued)
NXE	Portfolio of Investments
February 28, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007:
$425	4.700%, 4/01/22	4/14 at 100.00	A–	$430,670
490	4.900%, 4/01/32	4/17 at 100.00	A–	502,848
615	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)	12/17 at 100.00	N/R	533,679
4,160	Total Water and Sewer			4,408,474
$63,708	Total Investments (cost $62,756,532) – 143.6%			67,456,304
	Floating Rate Obligations – (1.5)%			(725,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (44.4)% (7)			(20,846,000)
	Other Assets Less Liabilities – 2.3%			1,087,847
	Net Assets Applicable to Common Shares – 100%			$46,973,151

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.9%.
N/R	Not rated.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

44	Nuveen Investments

Nuveen Texas Quality Income Municipal Fund
NTX	Portfolio of Investments
February 28, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Discretionary – 1.0% (0.7% of Total Investments)
$1,450	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2006A, 5.250%, 1/01/18 – SYNCORA GTY Insured	1/17 at 100.00	BB+	$1,603,555
	Consumer Staples – 1.4% (1.0% of Total Investments)
2,175	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/13 at 100.00	BBB+	2,196,707
	Education and Civic Organizations – 13.1% (8.9% of Total Investments)
2,000	Board of Regents, University of Texas System, Financing System Revenue Bonds, Refunding Series 2012B, 5.000%, 8/15/22	No Opt. Call	AAA	2,564,620
1,000	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2013A, 4.400%, 12/01/47	12/22 at 100.00	BBB–	1,017,420
1,000	Hale Center Education Facilities Corporation, Texas, Revenue Bonds, Wayland Baptist University Project, Improvement and Refunding Series 2010, 5.000%, 3/01/35	3/21 at 100.00	A–	1,087,580
3,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A, 5.000%, 6/01/38	6/23 at 100.00	Baa3	3,227,970
2,000	Laredo Community College District, Webb County, Texas, Combined Fee Revenue Bonds, Series 2010, 5.250%, 8/01/35 – AGM Insured	8/20 at 100.00	AA–	2,266,880
200	Newark Cultural Education Facilities Finance Corporation, Texas, Lease Revenue Bonds, A.W. Brown-Fellowship Leadership Academy, Series 2012A, 6.000%, 8/15/42	2/15 at 103.00	BBB–	209,960
	Red River Education Finance Corporation, Texas, Revenue Bonds, Hockaday School, Series 2005:
1,170	5.000%, 5/15/27	5/15 at 100.00	AA	1,268,654
1,230	5.000%, 5/15/28	5/15 at 100.00	AA	1,330,614
1,290	5.000%, 5/15/29	5/15 at 100.00	AA	1,392,387
	Texas Public Finance Authority, Revenue Bonds, Texas Southern University Financing System, Series 2003:
1,710	5.000%, 5/01/18 – FGIC Insured	5/13 at 100.00	Baa1	1,715,968
1,795	5.000%, 5/01/19 – FGIC Insured	5/13 at 100.00	Baa1	1,801,103
1,885	5.000%, 5/01/20 – FGIC Insured	5/13 at 100.00	Baa1	1,890,862
890	Texas State University System, Financing Revenue Bonds, Series 2004, 5.000%, 3/15/24 – AGM Insured	9/14 at 100.00	Aa2	954,071
19,170	Total Education and Civic Organizations			20,728,089
	Health Care – 12.9% (8.8% of Total Investments)
1,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Medical Facilities Revenue Refunding Bonds, Baylor College of Medicine, Series 2012A, 5.000%, 11/15/26	11/22 at 100.00	A–	1,179,220
1,350	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010, 5.250%, 7/01/28	7/20 at 100.00	BBB+	1,507,748
2,000	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2009, 5.750%, 8/15/39	8/19 at 100.00	AA	2,288,740
885	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012, 5.000%, 8/15/32	8/22 at 100.00	AA	1,013,785
	Richardson Hospital Authority, Texas, Revenue Bonds, Richardson Regional Medical Center, Series 2004:
2,000	5.875%, 12/01/24	12/13 at 100.00	A+	2,045,480
1,000	6.000%, 12/01/34	12/13 at 100.00	A+	1,021,100
1,250	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010, 5.250%, 8/15/40	8/20 at 100.00	AA–	1,399,113
2,500	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007B, 5.000%, 11/15/42	11/17 at 100.00	AA–	2,745,725
2,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Christus Health, Series 2008, 6.500%, 7/01/37 – AGC Insured	1/19 at 100.00	AA–	2,373,020

Nuveen Investments	45

Nuveen Texas Quality Income Municipal Fund (continued)
NTX	Portfolio of Investments
February 28, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,720	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, East Texas Medical Center Regional Healthcare System, Series 2007A, 5.375%, 11/01/37	11/17 at 100.00	Baa2	$1,852,887
700	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007B, 5.000%, 7/01/37	7/17 at 100.00	Baa1	730,016
2,250	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007, 5.000%, 7/01/33	7/17 at 100.00	Baa1	2,359,305
18,655	Total Health Care			20,516,139
	Housing/Multifamily – 1.7% (1.2% of Total Investments)
	Bexar County Housing Finance Corporation, Texas, Insured Multifamily Housing Revenue Bonds, Waters at Northern Hills Apartments Project, Series 2001A:
2,000	6.000%, 8/01/31 – NPFG Insured	8/13 at 100.00	Baa2	2,000,520
750	6.050%, 8/01/36 – NPFG Insured	8/13 at 100.00	Baa2	749,948
2,750	Total Housing/Multifamily			2,750,468
	Housing/Single Family – 1.3% (0.9% of Total Investments)
2,100	Texas Department of Housing and Community Affairs, Single Family Mortgage Bonds, Series 2002B, 5.550%, 9/01/33 – NPFG Insured (Alternative Minimum Tax)	3/13 at 100.00	AA+	2,103,024
	Long-Term Care – 1.0% (0.7% of Total Investments)
	Bexar County, Texas, Health Facilities Development Corporation Revenue Bonds, Army Retirement Residence, Series 2007:
955	5.000%, 7/01/27	7/17 at 100.00	BBB	1,009,234
600	5.000%, 7/01/37	7/17 at 100.00	BBB	623,784
1,555	Total Long-Term Care			1,633,018
	Materials – 1.9% (1.3% of Total Investments)
3,000	Cass County Industrial Development Corporation, Texas, Environmental Improvement Revenue Bonds, International Paper Company, Series 2000A, 6.600%, 3/15/24 (Alternative Minimum Tax)	3/13 at 100.00	BBB	3,012,510
	Tax Obligation/General – 29.0% (19.8% of Total Investments)
650	Bexar County, Texas, General Obligation Bonds, Series 2004, 5.000%, 6/15/19	6/14 at 100.00	Aaa	688,714
2,000	Borger Independent School District, Hutchison County, Texas, General Obligation Bonds, Series 2006, 5.000%, 2/15/36	2/16 at 100.00	AAA	2,213,100
400	Calallen Independent School District, Nueces County, Texas, General Obligation Bonds, School Building Series 2008, 5.000%, 2/15/38	2/18 at 100.00	AAA	458,572
1,620	Cameron County, Texas, General Obligation Bonds, State Highway 550 Project, Series 2012, 5.000%, 2/15/32 – AGM Insured	2/22 at 100.00	AA–	1,855,856
1,500	College Station, Texas, Certificates of Obligation, Series 2012, 5.000%, 2/15/32	2/21 at 100.00	AA	1,728,885
1,750	El Paso County, Texas, Certificates of Obligation, Series 2001, 5.000%, 2/15/21 – AGM Insured	No Opt. Call	AA	2,194,133
3,615	Frisco, Texas, General Obligation Bonds, Series 2006, 5.000%, 2/15/26 – FGIC Insured	2/16 at 100.00	Aa1	3,979,211
8,500	Grand Prairie Independent School District, Dallas County, Texas, General Obligation Bonds, Capital Appreciation Refunding Series 2009, 0.000%, 8/15/39	8/18 at 22.64	AA	1,603,865
3,255	Hutto Independent School District, Williamson County, Texas, General Obligation Bonds, Refunding Series 2012A, 0.000%, 8/01/45	8/21 at 100.00	A	513,932
4,900	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/45	8/14 at 17.78	AAA	844,907
1,000	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2008, 0.000%, 8/15/36	8/17 at 33.01	AAA	301,580
365	Lone Star College System, Harris and Montgomery Counties, Texas, General Obligation Bonds, Series 2009, 5.000%, 8/15/34	8/19 at 100.00	AAA	432,419
1,750	Martin County Hospital District, Texas, Combination Limited Tax and Revenue Bonds, Series 2011A, 7.250%, 4/01/36	4/21 at 100.00	BBB	1,985,620

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$1,010	Mercedes Independent School District, Hidalgo County, Texas, General Obligation Bonds, Series 2005, 5.000%, 8/15/23	8/15 at 100.00	AAA	$1,118,312
5,515	Midlothian Independent School District, Ellis County, Texas, General Obligation Bonds, Series 2005, 5.000%, 2/15/34	2/15 at 100.00	Aaa	5,933,258
1,500	Montgomery County, Texas, General Obligation Bonds, Refunding Series 2008B, 5.250%, 3/01/32	3/19 at 100.00	Aa1	1,768,830
2,000	Plano Independent School District, Collin County, Texas, General Obligation Bonds, Series 2008A, 5.250%, 2/15/34	2/18 at 100.00	Aaa	2,334,000
1,425	Port of Houston Authority, Harris County, Texas, General Obligation Bonds, Series 2010E, 0.000%, 10/01/35	No Opt. Call	AAA	634,310
	Roma Independent School District, Texas, General Obligation Bonds, Series 2005:
1,110	5.000%, 8/15/22	8/15 at 100.00	AAA	1,229,036
1,165	5.000%, 8/15/23 – AGM Insured	8/15 at 100.00	AAA	1,289,935
1,250	Southside Independent School District, Bexar County, Texas, General Obligation Bonds, Series 2004A, 5.000%, 8/15/22	8/14 at 100.00	Aaa	1,333,763
5,000	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Series 2006A, 5.000%, 4/01/33 (UB)	4/17 at 100.00	AAA	5,660,050
1,000	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Series 2008, 5.000%, 4/01/30 (UB)	4/18 at 100.00	AAA	1,156,330
650	Texas State, General Obligation Bonds, Water Utility, Series 2001, 5.250%, 8/01/23	8/23 at 100.00	Aaa	652,847
3,025	Victoria Independent School District, Victoria County, Texas, General Obligation Bonds, Series 2007, 5.000%, 2/15/32	2/17 at 100.00	AAA	3,443,206
	West Texas Independent School District, McLennan and Hill Counties, General Obligation Refunding Bonds, Series 1998:
45	0.000%, 8/15/22	8/13 at 61.20	AAA	27,466
45	0.000%, 8/15/24	8/13 at 54.88	AAA	24,616
	White Settlement Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2006:
1,500	0.000%, 8/15/43	8/15 at 23.11	AAA	324,600
1,500	0.000%, 8/15/44	8/15 at 21.88	AAA	301,215
425	0.000%, 8/15/45	8/15 at 20.76	AAA	80,329
59,470	Total Tax Obligation/General			46,112,897
	Tax Obligation/Limited – 16.8% (11.5% of Total Investments)
1,000	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.250%, 8/15/38 – AGM Insured	8/19 at 100.00	AA–	1,112,360
7,940	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Senior Lien Refunding Series 2007, 5.000%, 12/01/36 – AMBAC Insured	12/16 at 100.00	AA+	8,910,502
1,390	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Series 2011A, 5.000%, 11/01/41	11/21 at 100.00	AA	1,592,328
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
300	0.000%, 11/15/24 – NPFG Insured	No Opt. Call	Baa2	160,896
50	0.000%, 11/15/33 – NPFG Insured	11/31 at 88.44	Baa2	15,418
1,720	0.000%, 11/15/34 – NPFG Insured	11/31 at 83.17	Baa2	495,154
930	0.000%, 11/15/36 – NPFG Insured	11/31 at 73.51	Baa2	233,663
3,515	0.000%, 11/15/38 – NPFG Insured	11/31 at 64.91	Baa2	779,803
2,250	0.000%, 11/15/39 – NPFG Insured	11/31 at 60.98	Baa2	468,900
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G:
2,250	5.250%, 11/15/22 – NPFG Insured	5/13 at 100.00	BBB	2,253,263
3,275	0.000%, 11/15/41 – NPFG Insured	11/31 at 53.78	BBB	680,087
1,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/33 – NPFG Insured	11/24 at 59.10	Baa2	304,570
2,000	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Refunding Series 2012, 5.000%, 9/01/33	9/13 at 100.00	A2	2,036,520

Nuveen Investments	47

Nuveen Texas Quality Income Municipal Fund (continued)
NTX	Portfolio of Investments
February 28, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,470	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 0.000%, 9/01/32 – AMBAC Insured	No Opt. Call	A2	$586,604
3,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D, 5.000%, 9/01/31	9/21 at 100.00	AA	3,510,210
2,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 5.500%, 9/01/41	9/21 at 100.00	AA	2,380,440
1,000	Uptown Development Authority, Houston, Texas, Tax Increment Revenue Bonds, Infrastructure Improvement Facilities, Series 2009, 5.500%, 9/01/29	9/19 at 100.00	BBB	1,120,440
35,090	Total Tax Obligation/Limited			26,641,158
	Transportation – 15.6% (10.7% of Total Investments)
1,000	Austin, Texas, Airport System Prior Lien Revenue Bonds, Series 2003, 5.250%, 11/15/16 – NPFG Insured	11/13 at 100.00	A	1,035,530
	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2010:
2,945	0.000%, 1/01/36	No Opt. Call	BBB–	879,377
2,205	0.000%, 1/01/37	No Opt. Call	BBB–	618,723
2,160	0.000%, 1/01/38	No Opt. Call	BBB–	569,095
1,000	0.000%, 1/01/40	No Opt. Call	BBB–	234,800
3,260	Central Texas Regional Mobility Authority, Travis and Williamson Counties, Toll Road Revenue Bonds, Series 2005, 5.000%, 1/01/22 – FGIC Insured	1/15 at 100.00	BBB–	3,411,720
1,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2010A, 5.000%, 11/01/42	11/20 at 100.00	A+	1,116,180
1,165	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012B, 5.000%, 11/01/35	11/20 at 100.00	A+	1,313,840
1,000	Harris County, Texas, Toll Road Senior Lien Revenue Refunding Bonds, Series 2012C, 5.000%, 8/15/31	No Opt. Call	AA–	1,192,330
2,000	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2012A, 5.000%, 7/01/31 (Alternative Minimum Tax)	7/22 at 100.00	A+	2,248,220
3,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	BBB–	3,295,440
395	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Series 2008A, 5.750%, 1/01/40	1/18 at 100.00	A2	456,012
	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Series 2008B:
325	5.750%, 1/01/40	1/18 at 100.00	A2	375,200
225	5.750%, 1/01/40 – NPFG Insured	1/18 at 100.00	A2	259,754
2,500	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Series 2008D, 0.000%, 1/01/36 – AGC Insured	No Opt. Call	AA–	949,200
950	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/38	1/18 at 100.00	A3	1,052,192
	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A:
100	6.100%, 1/01/28	1/19 at 100.00	A2	119,001
2,000	6.250%, 1/01/39	1/19 at 100.00	A2	2,300,160
2,500	San Antonio, Texas, Airport System Revenue Bonds, Refunding Series 2012, 5.000%, 7/01/27 (Alternative Minimum Tax)	7/22 at 100.00	A+	2,866,225
1,250	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/29 – AMBAC Insured	8/14 at 40.96	A–	476,913
30,980	Total Transportation			24,769,912

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 17.2% (11.7% of Total Investments) (4)
$610	Bexar County, Texas, General Obligation Bonds, Series 2004, 5.000%, 6/15/19 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	$647,808
	Brazoria County Health Facilities Development Corporation, Texas, Revenue Bonds, Brazosport Memorial Hospital, Series 2004:
1,745	5.250%, 7/01/20 (Pre-refunded 7/01/14) – RAAI Insured	7/14 at 100.00	BBB- (4)	1,860,694
1,835	5.250%, 7/01/21 (Pre-refunded 7/01/14) – RAAI Insured	7/14 at 100.00	BBB- (4)	1,956,661
1,190	Canutillo Independent School District, El Paso County, Texas, General Obligation Bonds, Series 2006A, 5.000%, 8/15/22 (Pre-refunded 8/15/15)	8/15 at 100.00	AAA	1,325,731
295	Coppell Independent School District, Dallas County, Texas, Unlimited Tax School Building and Refunding Bonds, Series 1992, 0.000%, 8/15/14 – NPFG Insured (ETM)	No Opt. Call	Aa3 (4)	293,150
5,000	Houston, Texas, General Obligation Bonds, Series 2005E, 5.000%, 3/01/23 (Pre-refunded 3/01/15) – AMBAC Insured	3/15 at 100.00	AA (4)	5,464,350
	Irving, Texas, Waterworks and Sewerage Revenue Bonds, Subordinate Lien Series 2004:
1,580	5.000%, 8/15/22 (Pre-refunded 8/15/14) – AMBAC Insured	8/14 at 100.00	Aa1 (4)	1,690,268
1,655	5.000%, 8/15/23 (Pre-refunded 8/15/14) – AMBAC Insured	8/14 at 100.00	Aa1 (4)	1,770,502
	Lower Colorado River Authority, Texas, Revenue Bonds, Series 2008:
40	5.750%, 5/15/37 (Pre-refunded 5/15/15)	5/15 at 100.00	A1 (4)	44,743
1,785	5.750%, 5/15/37 (Pre-refunded 5/15/15)	5/15 at 100.00	A1 (4)	1,996,665
1,000	Mansfield Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2004, 5.000%, 2/15/20 (Pre-refunded 2/15/14)	2/14 at 100.00	AAA	1,043,710
1,000	North Central Texas Health Facilities Development Corporation, Hospital Revenue Bonds, Presbyterian Healthcare System, Series 1996A, 5.750%, 6/01/26 – NPFG Insured (ETM)	No Opt. Call	Aaa	1,297,930
2,500	Retama Development Corporation, Texas, Special Facilities Revenue Bonds, Retama Park Racetrack, Series 1993, 8.750%, 12/15/18 (Pre-refunded 12/15/17)	12/17 at 100.00	Aaa	3,416,100
1,260	Rowlett, Rockwall and Dallas Counties, Texas, Waterworks and Sewerage System Revenue Bonds, Series 2004A, 5.000%, 3/01/22 (Pre-refunded 3/01/14) – NPFG Insured	3/14 at 100.00	AA- (4)	1,320,467
1,140	Sunnyvale School District, Texas, General Obligation Bonds, Series 2004, 5.250%, 2/15/25 (Pre-refunded 2/15/14)	2/14 at 100.00	AAA	1,195,404
775	Texas State University System, Financing Revenue Bonds, Series 2004, 5.000%, 3/15/24 (Pre-refunded 9/15/14) – AGM Insured	9/14 at 100.00	Aa2 (4)	831,095
	West Texas Independent School District, McLennan and Hill Counties, General Obligation Refunding Bonds, Series 1998:
955	0.000%, 8/15/22 (Pre-refunded 8/15/13)	8/13 at 61.20	Aaa	583,715
955	0.000%, 8/15/24 (Pre-refunded 8/15/13)	8/13 at 54.88	Aaa	523,388
25,320	Total U.S. Guaranteed			27,262,381
	Utilities – 17.9% (12.2% of Total Investments)
3,000	Austin, Texas, Electric Utility System Revenue Refunding Bonds, Series 2012A, 5.000%, 11/15/40	No Opt. Call	AA–	3,449,010
2,560	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax)	4/13 at 101.00	C	243,891
5,000	Brownsville, Texas, Utility System Priority Revenue Bonds, Series 2005A, 5.000%, 9/01/27 – AMBAC Insured	9/15 at 100.00	A+	5,458,750
2,000	Bryan, Brazos County, Texas, Electric System Revenue Bonds, Series 2009, 5.000%, 7/01/34	7/17 at 100.00	A+	2,217,140
3,000	Lower Colorado River Authority, Texas, Refunding Revenue Bonds, Series 2010A, 5.000%, 5/15/40	5/20 at 100.00	A1	3,356,520
175	Lower Colorado River Authority, Texas, Revenue Bonds, Series 2008, 5.750%, 5/15/37	No Opt. Call	A1	190,579
2,000	Lower Colorado River Authority, Texas, Revenue Refunding Bonds, Series 2012B, 5.000%, 5/15/29	5/22 at 100.00	A1	2,329,460

Nuveen Investments	49

Nuveen Texas Quality Income Municipal Fund (continued)
NTX	Portfolio of Investments
February 28, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$1,500	Matagorda County Navigation District Number One, Texas, Pollution Control Revenue Refunding Bonds, Central Power and Light Company Project, Series 2009A, 6.300%, 11/01/29	7/19 at 102.00	BBB	$1,768,530
1,000	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Refunding Bonds, Series 2012, 5.000%, 10/01/20	No Opt. Call	BBB+	1,193,370
	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D:
1,180	5.625%, 12/15/17	No Opt. Call	A–	1,316,538
3,000	6.250%, 12/15/26	No Opt. Call	A–	3,908,880
1,000	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006A, 5.250%, 12/15/20	No Opt. Call	A–	1,164,920
	Texas Municipal Power Agency, Revenue Bonds, Transmission Refunding Series 2010:
640	5.000%, 9/01/34	9/20 at 100.00	A+	721,126
1,000	5.000%, 9/01/40	9/20 at 100.00	A+	1,116,820
27,055	Total Utilities			28,435,534
	Water and Sewer – 15.5% (10.6% of Total Investments)
2,500	Bexar Metropolitan Water District, Texas, Waterworks System Revenue Bonds, Refunding Series 2010, 5.875%, 5/01/40	5/20 at 100.00	A1	2,871,150
2,500	Canadian River Municipal Water Authority, Texas, Contract Revenue Bonds, Conjunctive Use Groundwater Supply Project, Subordinate Lien Series 2011, 5.000%, 2/15/31	2/21 at 100.00	AA	2,873,800
	Coastal Water Authority, Texas, Contract Revenue Bonds, Houston Water Projects, Series 2004:
1,005	5.000%, 12/15/20 – FGIC Insured	12/14 at 100.00	AA	1,053,602
1,030	5.000%, 12/15/21 – FGIC Insured	12/14 at 100.00	AA	1,076,999
1,000	El Paso, Texas, Water and Sewer Revenue Bonds, Refunding Series 2008C, 5.375%, 3/01/29	3/18 at 100.00	AA+	1,188,790
3,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, First Lien Series 2004A, 5.250%, 5/15/23 – FGIC Insured	5/14 at 100.00	AA	3,174,840
2,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2012D, 5.000%, 11/15/42	11/22 at 100.00	AA	2,302,940
	Irving, Texas, Waterworks and Sewerage Revenue Bonds, Subordinate Lien Series 2004:
100	5.000%, 8/15/22 – AMBAC Insured	8/14 at 100.00	Aa1	106,701
105	5.000%, 8/15/23 – AMBAC Insured	8/14 at 100.00	Aa1	112,036
4,000	Laredo, Webb County, Texas, Waterworks and Sewer System Revenue Bonds, Series 2010, 5.250%, 3/01/40	3/20 at 100.00	AA–	4,667,320

50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$710	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 12/15/36 – AGM Insured	12/21 at 100.00	AA–	$792,573
3,860	North Harris County Regional Water Authority, Texas, Water Revenue Bonds, Senior Lien Refunding Series 2013, 5.000%, 12/15/33	12/22 at 100.00	A+	4,445,485
21,810	Total Water and Sewer			24,666,236
$250,580	Total Investments (cost $213,855,620) – 146.3%			232,431,628
	Floating Rate Obligations – (2.5)%			(3,960,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (44.6)% (5)			(70,920,000)
	Other Assets Less Liabilities – 0.8%			1,368,357
	Net Assets Applicable to Common Shares – 100%			$158,919,985

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.5%.
(ETM)	Escrowed to maturity.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	51

Statement of
Assets & Liabilities
February 28, 2013

	Arizona		Arizona		Arizona		Arizona		Texas
	Premium		Dividend		Dividend		Dividend		Quality
	Income		Advantage		Advantage 2		Advantage 3		Income
	(NAZ	)	(NFZ	)	(NKR	)	(NXE	)	(NTX	)
Assets
Investments, at value (cost $87,243,723, $32,350,108,
$52,472,345, $62,756,532 and $213,855,620, respectively)	$97,545,193		$35,072,076		$56,629,690		$67,456,304		$232,431,628
Cash	172,665		212,942		2,508,406		442,451		—
Receivables:
Interest	942,191		329,715		524,037		635,367		2,603,031
Investments sold	—		10,000		1,009,333		2,624,533		30,000
Deferred assets:
Offering costs	94,755		260,571		323,851		403,468		816,075
Shelf offering costs	—		—		—		—		72,585
Other assets	555		504		430		454		963
Total assets	98,755,359		35,885,808		60,995,747		71,562,577		235,954,282
Liabilities
Cash overdraft	—		—		—		—		1,272,565
Floating rate obligations	1,050,000		375,000		605,000		725,000		3,960,000
Payables:
Common share dividends	270,868		92,188		152,722		176,393		553,232
Interest	24,762		18,962		31,988		50,378		135,930
Investments purchased	—		—		2,657,998		2,311,117		—
Offering costs	—		127,551		100,845		126,349		—
MuniFund Term Preferred (MTP) Shares, at liquidation value	—		11,100,000		18,725,000		20,846,000		70,920,000
Variable Rate MuniFund Term Preferred (VMTP) Shares, at liquidation value	28,000,000		—		—		—		—
Accrued expenses:
Management fees	47,009		16,575		27,743		33,189		109,427
Directors/Trustees fees	373		135		221		261		871
Reorganization	80,000		170,000		95,000		275,000		—
Other	46,334		29,936		39,529		45,739		82,272
Total liabilities	29,519,346		11,930,347		22,436,046		24,589,426		77,034,297
Net assets applicable to Common shares	$69,236,013		$23,955,461		$38,559,701		$46,973,151		$158,919,985
Common shares outstanding	4,475,448		1,548,446		2,440,142		3,066,030		10,014,834
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$15.47		$15.47		$15.80		$15.32		$15.87
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$44,754		$15,484		$24,401		$30,660		$100,148
Paid-in surplus	60,367,382		21,517,029		34,205,945		42,690,015		142,281,962
Undistributed (Over-distribution of) net investment income	1,328,971		135,608		216,349		248,357		501,493
Accumulated net realized gain (loss)	(2,806,564)		(434,628)		(44,339)		(695,653)		(2,539,626)
Net unrealized appreciation (depreciation)	10,301,470		2,721,968		4,157,345		4,699,772		18,576,008
Net assets applicable to Common shares	$69,236,013		$23,955,461		$38,559,701		$46,973,151		$158,919,985
Authorized shares:
Common	200,000,000		Unlimited		Unlimited		Unlimited		Unlimited
Preferred	1,000,000		Unlimited		Unlimited		Unlimited		Unlimited

See accompanying notes to financial statements.

52	Nuveen Investments

Statement of
Operations
Year ended February 28, 2013

	Arizona		Arizona		Arizona		Arizona		Texas
	Premium		Dividend		Dividend		Dividend		Quality
	Income		Advantage		Advantage 2		Advantage 3		Income
	(NAZ	)	(NFZ	)	(NKR	)	(NXE	)	(NTX	)
Investment Income	$4,581,288		$1,656,431		$2,722,737		$3,287,456		$10,221,852
Expenses
Management fees	608,263		216,679		361,365		432,842		1,396,480
Shareholder servicing agent fees and expenses	19,247		10,346		16,964		16,853		24,524
Interest expense and amortization of offering costs	389,719		324,791		504,605		737,954		1,929,467
Custodian fees and expenses	19,094		11,208		14,302		16,116		37,028
Directors/Trustees fees and expenses	2,757		1,121		1,710		1,992		6,166
Professional fees	30,680		27,349		28,124		30,283		65,701
Shareholder reporting expenses	33,594		27,352		36,941		39,885		85,063
Stock exchange listing fees	8,353		366		15,273		15,921		23,447
Investor relations expenses	8,796		3,682		5,870		6,667		22,277
Reorganization expenses	80,000		170,000		95,000		275,000		—
Other expenses	21,422		26,247		27,426		23,549		33,993
Total expenses before expense reimbursement	1,221,925		819,141		1,107,580		1,597,062		3,624,146
Expense reimbursement	—		—		(2,431)		—		—
Net expenses	1,221,925		819,141		1,105,149		1,597,062		3,624,146
Net investment income (loss)	3,359,363		837,290		1,617,588		1,690,394		6,597,706
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	399,259		208,330		248,063		244,493		146,649
Change in net unrealized appreciation (depreciation) of investments	2,572,355		708,323		1,077,877		1,350,978		4,534,825
Net realized and unrealized gain (loss)	2,971,614		916,653		1,325,940		1,595,471		4,681,474
Net increase (decrease) in net assets applicable to Common shares from operations	$6,330,977		$1,753,943		$2,943,528		$3,285,865		$11,279,180

See accompanying notes to financial statements.

Nuveen Investments	53

Statement of
Changes in Net Assets

	Arizona		Arizona		Arizona
	Premium Income (NAZ)		Dividend Advantage (NFZ)		Dividend Advantage 2 (NKR)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	2/28/13	2/29/12	2/28/13	2/29/12	2/28/13	2/29/12
Operations
Net investment income (loss)	$3,359,363	$3,565,697	$837,290	$1,008,402	$1,617,588	$1,769,263
Net realized gain (loss) from investments	399,259	109,602	208,330	53,319	248,063	307,097
Change in net unrealized appreciation (depreciation) of investments	2,572,355	6,768,696	708,323	2,855,887	1,077,877	3,579,761
Distributions to Auction Rate Preferred Shareholders from net investment income	—	(38,807)	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	6,330,977	10,405,188	1,753,943	3,917,608	2,943,528	5,656,121
Distributions to Common Shareholders
From net investment income	(3,435,310)	(3,393,258)	(1,149,637)	(1,198,393)	(1,939,670)	(1,961,397)
From accumulated net realized gains	—	—	—	—	—	—
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(3,435,310)	(3,393,258)	(1,149,637)	(1,198,393)	(1,939,670)	(1,961,397)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	—	—	—	—	—	—
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	72,322	—	2,122	—	9,364	—
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	72,322	—	2,122	—	9,364	—
Net increase (decrease) in net assets applicable to Common shares	2,967,989	7,011,930	606,428	2,719,215	1,013,222	3,694,724
Net assets applicable to Common shares at the beginning of period	66,268,024	59,256,094	23,349,033	20,629,818	37,546,479	33,851,755
Net assets applicable to Common shares at the end of period	$69,236,013	$66,268,024	$23,955,461	$23,349,033	$38,559,701	$37,546,479
Undistributed (Over-distribution of) net investment income at the end of period	$1,328,971	$1,275,099	$135,608	$189,068	$216,349	$322,384

See accompanying notes to financial statements.

54	Nuveen Investments

	Arizona		Texas
	Dividend Advantage 3 (NXE)		Quality Income (NTX)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/28/13	2/29/12	2/28/13	2/29/12
Operations
Net investment income (loss)	$1,690,394	$2,012,239	$6,597,706	$7,182,013
Net realized gain (loss) from investments	244,493	136,252	146,649	(1,681,044)
Change in net unrealized appreciation (depreciation) of investments	1,350,978	4,821,432	4,534,825	15,782,348
Distributions to Auction Rate Preferred Shareholders from net investment income	—	(4,515)	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	3,285,865	6,965,408	11,279,180	21,283,317
Distributions to Common Shareholders
From net investment income	(2,216,740)	(2,317,919)	(7,480,548)	(8,211,637)
From accumulated net realized gains	—	—	—	(248,069)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(2,216,740)	(2,317,919)	(7,480,548)	(8,459,706)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	—	—	6,438,085	—
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	—	—	460,831	548,918
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	—	6,898,916	548,918
Net increase (decrease) in net assets applicable to Common shares	1,069,125	4,647,489	10,697,548	13,372,529
Net assets applicable to Common shares at the beginning of period	45,904,026	41,256,537	148,222,437	134,849,908
Net assets applicable to Common shares at the end of period	$46,973,151	$45,904,026	$158,919,985	$148,222,437
Undistributed (Over-distribution of) net investment income at the end of period	$248,357	$365,460	$501,493	$1,125,225

See accompanying notes to financial statements.

Nuveen Investments	55

Statement of
Cash Flows
Year ended February 28, 2013

	Arizona	Arizona	Arizona
	Premium	Dividend	Dividend
	Income	Advantage	Advantage 2
	(NAZ )	(NFZ )	(NKR )
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$6,330,977	$1,753,943	$2,943,528
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(10,760,077)	(5,427,421)	(10,149,983)
Proceeds from sales and maturities of investments	9,490,585	5,093,489	10,304,050
Amortization (Accretion) of premiums and discounts, net	29,395	61,182	(826)
(Increase) Decrease in:
Receivable for interest	365	19,107	53,883
Receivable for investments sold	378,892	(10,000)	(773,806)
Other assets	1,943	886	1,195
Increase (Decrease) in:
Payable for interest	(1,593)	(634)	(1,070)
Payable for investments purchased	—	—	2,657,998
Accrued management fees	(552)	(435)	1,583
Accrued Directors/Trustees fees	(619)	(228)	(372)
Accrued reorganization expenses	80,000	170,000	95,000
Accrued other expenses	4,634	(3,286)	2,309
Net realized (gain) loss from investments	(399,259)	(208,330)	(248,063)
Change in net unrealized (appreciation) depreciation of investments	(2,572,355)	(708,323)	(1,077,877)
Taxes paid on undistributed capital gains	—	(103)	—
Net cash provided by (used in) operating activities	2,582,336	739,847	3,807,549
Cash Flows from Financing Activities:
(Increase) Decrease in:
Deferred offering costs	(14,465)	97,443	121,115
Deferred shelf offering costs	—	—	—
Increase (Decrease) in:
Cash overdraft balance	(81,874)	—	(85,698)
Floating rate obligations	1,050,000	375,000	605,000
Payable for offering costs	—	23,144	(2,637)
Cash distributions paid to Common shareholders	(3,363,332)	(1,152,426)	(1,936,923)
Proceeds from shelf offering, net of offering costs	—	—	—
Net cash provided by (used in) financing activities	(2,409,671)	(656,839)	(1,299,143)
Net Increase (Decrease) in Cash	172,665	83,008	2,508,406
Cash at the beginning of period	—	129,934	—
Cash at the End of Period	$172,665	$212,942	$2,508,406

Supplemental Disclosure of Cash Flow Information

Non-cash financing activities not included herein consist of reinvestments of Common share distributions as follows:

Arizona		Arizona		Arizona
Premium		Dividend		Dividend
Income		Advantage		Advantage 2
(NAZ	)	(NFZ	)	(NKR	)
$72,322		$2,122		$9,364

Cash paid for interest (excluding amortization of offering costs) was as follows:

Arizona		Arizona		Arizona
Premium		Dividend		Dividend
Income		Advantage		Advantage 2
(NAZ	)	(NFZ	)	(NKR	)
$341,434		$227,982		$384,560

See accompanying notes to financial statements.

56	Nuveen Investments

	Arizona	Texas
	Dividend	Quality
	Advantage 3	Income
	(NXE )	(NTX )
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$3,285,865	$11,279,180
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(9,186,031)	(35,232,989)
Proceeds from sales and maturities of investments	9,027,126	25,814,109
Amortization (Accretion) of premiums and discounts, net	45,618	80,718
(Increase) Decrease in:
Receivable for interest	18,413	100,674
Receivable for investments sold	(2,010,131)	1,973,681
Other assets	1,421	4,463
Increase (Decrease) in:
Payable for interest	(1,675)	(4,517)
Payable for investments purchased	2,311,117	(3,814,155)
Accrued management fees	(902)	326
Accrued Directors/Trustees fees	(444)	(1,446)
Accrued reorganization expenses	275,000	—
Accrued other expenses	8,634	928
Net realized (gain) loss from investments	(244,493)	(146,649)
Change in net unrealized (appreciation) depreciation of investments	(1,350,978)	(4,534,825)
Taxes paid on undistributed capital gains	—	(3,626)
Net cash provided by (used in) operating activities	2,178,540	(4,484,128)
Cash Flows from Financing Activities:
(Increase) Decrease in:
Deferred offering costs	134,243	243,053
Deferred shelf offering costs	—	(72,585)
Increase (Decrease) in:
Cash overdraft balance	(364,407)	1,272,565
Floating rate obligations	725,000	—
Payable for offering costs	2,299	(39,399)
Cash distributions paid to Common shareholders	(2,233,224)	(7,082,464)
Proceeds from shelf offering, net of offering costs	—	6,438,085
Net cash provided by (used in) financing activities	(1,736,089)	759,255
Net Increase (Decrease) in Cash	442,451	(3,724,873)
Cash at the beginning of period	—	3,724,873
Cash at the End of Period	$442,451	$—

Supplemental Disclosure of Cash Flow Information

Non-cash financing activities not included herein consist of reinvestments of Common share distributions as follows:

Arizona		Texas
Dividend		Quality
Advantage 3		Income
(NXE	)	(NTX	)
$—		$460,831

Cash paid for interest (excluding amortization of offering costs) was as follows:

Arizona		Texas
Dividend		Quality
Advantage 3		Income
(NXE	)	(NTX	)
$605,386		$1,646,888

See accompanying notes to financial statements.

Nuveen Investments	57

Financial
Highlights

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders	(a)	Total	From Net Investment Income to Common Shareholders	From Accumulated Net Realized Gains to Common Shareholders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
Arizona Premium Income (NAZ)
Year Ended 2/28–2/29:
2013	$14.82	$.75	$.67	$—	$—		$1.42	$(.77)	$—	$(.77)	$—		$15.47	$15.70
2012	13.25	.80	1.54	(.01)	—		2.33	(.76)	—	(.76)	—		14.82	14.61
2011(f)	13.99	.49	(.77)	(.02)	—		(.30)	(.44)	—	(.44)	—		13.25	12.32
Year Ended 7/31:
2010	12.92	.84	.96	(.03)	—		1.77	(.70)	—	(.70)	—		13.99	13.34
2009	13.00	.85	(.16)	(.13)	—		.56	(.64)	—	(.64)	—		12.92	12.29
2008	14.00	.88	(1.05)	(.22)	—		(.39)	(.61)	—	(.61)	—		13.00	13.35

Arizona Dividend Advantage (NFZ)
Year Ended 2/28–2/29:
2013	15.08	.54	.59	—	—		1.13	(.74)	—	(.74)	—		15.47	15.47
2012	13.32	.65	1.88	—	—		2.53	(.77)	—	(.77)	—		15.08	14.39
2011(f)	14.20	.44	(.86)	(.01)	—		(.43)	(.45)	—	(.45)	—		13.32	12.14
Year Ended 7/31:
2010	12.66	.85	1.41	(.03)	—		2.23	(.69)	—	(.69)	—		14.20	14.19
2009	13.26	.84	(.67)	(.14)	—		.03	(.63)	—	(.63)	—	*	12.66	12.14
2008	14.48	.91	(1.23)	(.25)	—	*	(.57)	(.64)	(.01)	(.65)	—		13.26	13.70

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

58	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)		Expenses	(e)	Net Investment Income (Loss)		Portfolio Turnover Rate

13.02%	9.77%	$69,236	1.80%		4.94%		N/A		N/A		10%
25.48	18.08	66,268	1.52		5.73		N/A		N/A		7
(4.55)	(2.23)	59,256	1.19	**	6.11	**	N/A		N/A		5
14.47	13.94	62,549	1.21		6.13		N/A		N/A		8
(2.61)	4.73	57,755	1.33		7.01		N/A		N/A		25
7.10	(2.87)	58,097	1.40		6.42		N/A		N/A		21

12.93	7.63	23,955	3.44		3.51		N/A		N/A		15
25.66	19.56	23,349	2.95		4.62		N/A		N/A		8
(11.47)	(3.10)	20,630	2.29	**	5.37	**	2.23	%**	5.43	%**	5
23.34	17.93	21,984	1.35		6.12		1.23		6.23		3
(6.12)	.58	19,605	1.51		6.70		1.30		6.91		6
7.72	(4.09)	20,552	1.58		6.14		1.31		6.42		10

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares (ARPS), MTP Shares and/or VMTP Shares, where applicable.

(d)	After expense reimbursement from the Adviser, where applicable. As of January 31, 2011, the Adviser is no longer reimbursing Arizona Dividend Advantage (NFZ) for any fees and expenses.
(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VMTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Footnote 1 –General Information and Significant Accounting Policies, MuniFund Term Preferred Shares, Variable Rate MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Arizona Premium Income (NAZ)
Year Ended 2/28–2/29:
2013	.57%
2012	.35
2011(f)	—
Year Ended 7/31:
2010	—
2009	—
2008	.14

Arizona Dividend Advantage (NFZ)
Year Ended 2/28–2/29:
2013	1.36%
2012	1.49
2011(f)	.96	**
Year Ended 7/31:
2010	—
2009	—
2008	.14

(f)	For the seven months ended February 28, 2011.
*	Rounds to less than $.01 per share.
**	Annualized.
N/A	The Fund did not have, or no longer has, a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	59

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders	(a)	Total	From Net Investment Income to Common Shareholders	From Accumulated Net Realized Gains to Common Shareholders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
Arizona Dividend Advantage 2 (NKR)
Year Ended 2/28–2/29:
2013	$15.39	$.66	$.55	$—	$—		$1.21	$(.80)	$—	$(.80)	$—		$15.80	$15.77
2012	13.88	.72	1.59	—	—		2.31	(.80)	—	(.80)	—		15.39	14.78
2011(f)	14.65	.45	(.74)	(.01)	—		(.30)	(.47)	—	(.47)	—		13.88	12.66
Year Ended 7/31:
2010	13.46	.90	1.08	(.03)	—		1.95	(.76)	—	(.76)	—		14.65	13.92
2009	13.66	.93	(.29)	(.14)	—		.50	(.70)	—	(.70)	—	*	13.46	12.52
2008	14.76	.96	(1.03)	(.24)	(.02)		(.33)	(.71)	(.06)	(.77)	—		13.66	14.00

Arizona Dividend Advantage 3 (NXE)
Year Ended 2/28–2/29:
2013	14.97	.55	.52	—	—		1.07	(.72)	—	(.72)	—		15.32	15.13
2012	13.46	.66	1.61	— *	—		2.27	(.76)	—	(.76)	—		14.97	14.28
2011(f)	14.12	.47	(.68)	(.01)	—		(.22)	(.44)	—	(.44)	—		13.46	12.24
Year Ended 7/31:
2010	12.76	.86	1.26	(.03)	—		2.09	(.73)	—	(.73)	—		14.12	13.14
2009	13.07	.88	(.41)	(.13)	—		.34	(.65)	—	(.65)	—	*	12.76	11.73
2008	14.20	.91	(1.15)	(.24)	—		(.48)	(.65)	—	(.65)	—		13.07	13.30

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

60	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)		Expenses	(e)	Net Investment Income (Loss)		Portfolio Turnover Rate

12.30%	7.99%	$38,560	2.90%		4.23%		2.89%		4.23%		18%
23.88	16.91	37,546	2.78		4.92		2.70		5.00		16
(5.84)	(1.90)	33,852	2.22	**	5.18	**	2.06	**	5.34	**	7
17.65	14.75	35,733	1.27		6.11		1.07		6.31		4
(4.99)	4.09	32,829	1.40		6.93		1.11		7.22		5
(3.16)	(2.38)	33,311	1.49		6.32		1.13		6.68		15

11.26	7.30	46,973	3.42		3.63		N/A		N/A		14
23.63	17.30	45,904	2.87		4.64		N/A		N/A		14
(3.63)	(1.60)	41,257	1.46	**	5.85	**	1.43	**	5.88	**	6
18.58	16.66	43,280	1.22		6.15		1.08		6.29		5
(6.18)	3.08	39,129	1.37		6.97		1.09		7.25		9
3.96	(3.48)	40,081	1.46		6.17		1.08		6.55		16

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or MTP Shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. As of March 31, 2012, the Adviser is no longer reimbursing Arizona Dividend Advantage 2 (NKR) for any fees and expenses. As of September 30, 2010, the Adviser is no longer reimbursing Arizona Dividend Advantage 3 (NXE) for any fees and expenses.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Arizona Dividend Advantage 2 (NKR)
Year Ended 2/28–2/29:
2013	1.32%
2012	1.43
2011(f)	.91	**
Year Ended 7/31:
2010	—
2009	—
2008	.15

Arizona Dividend Advantage 3 (NXE)
Year Ended 2/28–2/29:
2013	1.58%
2012	1.71
2011(f)	.01	**
Year Ended 7/31:
2010	—
2009	—
2008	.16

(f)	For the seven months ended February 28, 2011.
*	Rounds to less than $.01 per share.
**	Annualized.
N/A	The Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	61

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders	(a)	Total	From Net Investment Income to Common Shareholders	From Accumulated Net Realized Gains to Common Shareholders	Total	Shelf Offering Costs	Discount from Common Shares Repurchased and Retired	Premium from Common Shares Sold through Shelf Offering	Ending Common Share Net Asset Value	Ending Market Value
Texas Quality Income (NTX)
Year Ended 2/28–2/29:
2013	$15.46	$.68	$.47	$—	$—		$1.15	$(.77)	$—	$(.77)	$(.01)	$—	$.04	$15.87	$16.00
2012	14.12	.75	1.48	—	—		2.23	(.86)	(.03)	(.89)	—	—	—	15.46	16.31
2011(e)	15.01	.48	(.85)	(.01)	—		(.38)	(.50)	(.01)	(.51)	—	—	—	14.12	15.19
Year Ended 7/31:
2010	13.84	.94	1.08	(.03)	—	*	1.99	(.81)	(.01)	(.82)	—	—	—	15.01	16.92
2009	13.98	.94	(.17)	(.13)	(.02)		.62	(.71)	(.05)	(.76)	—	—	—	13.84	14.78
2008	14.87	.94	(.83)	(.23)	(.02)		(.14)	(.69)	(.06)	(.75)	—	—	—	13.98	12.46

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

62	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(d)	Net Investment Income (Loss)		Portfolio Turnover Rate

2.97%	7.80%	$158,920	2.38%		4.33%		12%
13.81	16.23	148,222	2.48		5.10		9
(7.15)	(2.61)	134,850	1.92	**	5.69	**	10

20.92	14.71	143,080	1.19		6.42		6
25.98	4.80	131,513	1.27		7.06		10
(5.16)	(1.04)	132,713	1.26		6.46		8

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or MTP Shares, where applicable.

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Texas Quality Income (NTX)
Year Ended 2/28–2/29:
2013	1.27%
2012	1.37
2011(e)	.80	**
Year Ended 7/31:
2010	.02
2009	.01
2008	.05

(e)	For the seven months ended February 28, 2011.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	63

Financial
Highlights (continued)

	ARPS at the End of Period		MTP Shares at the End of Period (g)		VMTP Shares at the End of Period
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage	Amount	Coverage
	Outstanding	Per $25,000	Outstanding	Per $10	Outstanding	Per $100,000
	(000)	Share	(000)	Share	(000)	Share
Arizona Premium Income (NAZ)
Year Ended 2/28–2/29:
2013	$—	$—	$—	$—	$28,000	$347,271
2012	—	—	—	—	28,000	336,672
2011(f)	27,875	78,144	—	—	—	—
Year Ended 7/31:
2010	27,875	81,097	—	—	—	—
2009	27,875	76,798	—	—	—	—
2008	30,000	73,414	—	—	—	—

Arizona Dividend Advantage (NFZ)
Year Ended 2/28–2/29:
2013	—	—	11,100	31.58	—	—
2012	—	—	11,100	31.04	—	—
2011(f)	—	—	11,100	28.59	—	—
Year Ended 7/31:
2010	10,600	76,850	—	—	—	—
2009	10,600	71,238	—	—	—	—
2008	12,000	67,817	—	—	—	—

(f)	For the seven months ended February 28, 2011.
(g)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

		Ending	Average
		Market Value	Market Value
	Series	Per Share	Per Share
Arizona Dividend Advantage (NFZ)
Year Ended 2/28–2/29:
2013	2015	$10.02	$10.05
2012	2015	10.08	9.93
2011(f)	2015	9.63	9.83	^

^	For the period October 18, 2010 (first issuance date of shares) through February 28, 2011.

64	Nuveen Investments

	ARPS at the End of Period		MTP Shares at the End of Period (g)		ARPS and MTP Shares at the End of Period
	Aggregate	Asset	Aggregate	Asset	Asset Coverage
	Amount	Coverage	Amount	Coverage	Per $1
	Outstanding	Per $25,000	Outstanding	Per $10	Liquidation
	(000)	Share	(000)	Share	Preference
Arizona Dividend Advantage 2 (NKR)
Year Ended 2/28–2/29:
2013	$—	$—	$18,725	$30.59	$—
2012	—	—	18,725	30.05	—
2011(f)	—	—	18,725	28.08	—
Year Ended 7/31:
2010	16,625	78,734	—	—	—
2009	16,625	74,367	—	—	—
2008	18,500	70,015	—	—	—

Arizona Dividend Advantage 3 (NXE)
Year Ended 2/28–2/29:
2013	—	—	20,846	32.53	—
2012	—	—	20,846	32.02	—
2011(f)	18,400	52,544	19,046	21.02	2.10
Year Ended 7/31:
2010	18,400	83,805	—	—	—
2009	18,400	78,164	—	—	—
2008	22,000	70,546	—	—	—
(f)	For the seven months ended February 28, 2011.
(g)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

		Ending	Average
		Market Value	Market Value
	Series	Per Share	Per Share
Arizona Dividend Advantage 2 (NKR)
Year Ended 2/28–2/29:
2013	2015	$10.08	$10.05
2012	2015	10.05	9.89
2011(f)	2015	9.58	9.71	^

Arizona Dividend Advantage 3 (NXE)
Year Ended 2/28–2/29:
2013	2016	10.14	10.16
2012	2016	10.17	10.11
2011(f)	2016	9.97	9.96	^^

^	For the period October 18, 2010 (first issuance date of shares) through February 28, 2011.
^^	As of February 28, 2011 (first issuance date of shares).

See accompanying notes to financial statements.

Nuveen Investments	65

Financial
Highlights (continued)

	ARPS at the End of Period		MTP Shares at the End of Period (g)
	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage
	Outstanding	Per $25,000	Outstanding	Per $10
	(000)	Share	(000)	Share
Texas Quality Income (NTX)
Year Ended 2/28–2/29:
2013	$—	$—	$70,920	$32.41
2012	—	—	70,920	30.90
2011(f)	—	—	70,920	29.01
Year Ended 7/31:
2010	65,050	79,988	—	—
2009	65,050	75,543	—	—
2008	69,000	73,084	—	—

(f)	For the seven months ended February 28, 2011.
(g)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

		Ending	Average
		Market Value	Market Value
	Series	Per Share	Per Share
Texas Quality Income (NTX)
Year Ended 2/28–2/29:
2013	2015	$10.04	$10.06
2012	2015	10.05	9.97
2011(f)	2015	9.85	9.86^

^	For the period November 2, 2010 (first issuance date of shares) through February 28, 2011.

See accompanying notes to financial statements.

66	Nuveen Investments

Notes to
Financial Statements

1. General Information and Significant Accounting Policies

General Information

The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Arizona Premium Income Municipal Fund (NAZ) (formerly Nuveen Arizona Premium Income Municipal Fund, Inc.), Nuveen Arizona Dividend Advantage Municipal Fund (NFZ), Nuveen Arizona Dividend Advantage Municipal Fund 2 (NKR), Nuveen Arizona Dividend Advantage Municipal Fund 3 (NXE) and Nuveen Texas Quality Income Municipal Fund (NTX) (each a “Fund” and collectively, the “Funds”). Common shares of Arizona Premium Income (NAZ) and Texas Quality Income (NTX) are traded on the New York Stock Exchange (“NYSE”) while Common shares of Arizona Dividend Advantage (NFZ), Arizona Dividend Advantage 2 (NKR) and Arizona Dividend Advantage 3 (NXE) are traded on the NYSE MKT. The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end registered investment companies.

On December 31, 2012, the Funds’ investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisors, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

Fund Reorganizations
On April 18, 2012, the Funds’ Board of Directors/Trustees approved a series of reorganizations for all the Arizona Funds included in this report (the “Reorganizations”). The Reorganizations are intended to create a single larger Arizona Fund, which would potentially offer shareholders the following benefits:

•	Lower Fund expense ratios (excluding the effects of leverage), as fixed costs are spread over a larger asset base;
•	Enhanced secondary market trading, as larger Funds potentially make it easier for investors to buy and sell Fund shares;
•	Lower per share trading costs through reduced bid/ask spreads due to a larger common share float; and
•	Increased Fund flexibility in managing the structure and cost of leverage over time.

The approved Reorganizations are as follows:

Acquired Funds	Acquiring Fund
Arizona Dividend Advantage (NFZ)	Arizona Premium Income (NAZ)
Arizona Dividend Advantage 2 (NKR)
Arizona Dividend Advantage 3 (NXE)

The Reorganizations were approved by shareholders of the Acquired Funds at a special meeting on March 11, 2013, which was completed before the opening of business on April 8, 2013 (subsequent to the close of this reporting period). In conjunction with the Reorganizations a change-of-domicile reorganization was approved to convert Arizona Premium Income (NAZ) from a Minnesota corporation to a Massachusetts business trust. As a result, on April 8, 2013 the Fund’s name was changed to Nuveen Arizona Premium Income Municipal Fund. The Fund’s ticker remained unchanged.

Upon the closing of the Reorganizations, the Acquired Funds transfered all of their assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund, and the assumption by the Acquiring Fund of the liabilities of the Acquired Funds. The Acquired Funds were liquidated, dissolved and terminated in accordance with their Declaration of Trust. Shareholders of the Acquired Funds became shareholders of the Acquiring Fund. Holders of common shares received newly issued common shares of the Acquiring Fund, the aggregate net asset value of which was equal to the aggregate net asset value of the common shares of the Acquired Funds, held immediately prior to the Reorganizations (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled). Fractional shares were sold on the open market and shareholders received cash in lieu of such fractional shares. Holders of preferred shares of each Acquired Fund received on a one-for-one basis newly issued preferred shares of the Acquiring Fund, in exchange for preferred shares of the Acquired Funds held immediately prior to the Reorganizations.

Nuveen Investments	67

Notes to
Financial Statements (continued)

In connection with the Reorganizations, the Funds have accrued for certain associated costs and expenses. Such amounts are included as components of “Accrued reorganization expenses” on the Statement of Assets and Liabilities and “Reorganization expenses” on the Statement of Operations.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation
Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Directors/Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors/Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of February 28, 2013, Arizona Dividend Advantage 2 (NKR) and Arizona Dividend Advantage 3 (NXE) had outstanding when issued/delayed delivery purchase commitments of $305,513 and $2,311,117, respectively. There were no such outstanding purchase commitments in Arizona Premium Income (NAZ), Arizona Dividend Advantage (NFZ) and Texas Quality Income (NTX).

Investment Income
Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refund presented on the Statement of Operations reflects a refund of workout expenditures paid in a prior reporting period, when applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

68	Nuveen Investments

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares
Each Fund is authorized to issue Auction Rate Preferred Shares (“ARPS”). Arizona Dividend Advantage (NFZ), Arizona Dividend Advantage 2 (NKR), Arizona Dividend Advantage 3 (NXE) and Texas Quality Income (NTX) redeemed all of their outstanding ARPS at liquidation value during the fiscal year ended February 28, 2011. Arizona Premium Income (NAZ) redeemed all of its outstanding ARPS, at liquidation value during the fiscal year ended February 29, 2012.

MuniFund Term Preferred Shares
The following Funds have issued and outstanding MuniFund Term Preferred (“MTP”) Shares, with a $10 stated (“par”) value per share. Each Fund’s MTP Shares are issued in one Series. Dividends on MTP shares, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate, subject to adjustments in certain circumstances. The MTP Shares trade on the NYSE. As of February 28, 2013, the number of MTP Shares outstanding, annual interest rate and NYSE “ticker” symbol for each Fund’s series of MTP Shares are as follows:

	Arizona Dividend Advantage (NFZ)				Arizona Dividend Advantage 2 (NKR)
		Shares				Shares
		Outstanding				Outstanding
	Shares	at $10 Per Share	Annual	NYSE	Shares	at $10 Per Share	Annual	NYSE MKT
	Outstanding	Liquidation Value	Interest Rate	Ticker	Outstanding	Liquidation Value	Interest Rate	Ticker
Series 2015	1,110,000	$11,100,000	2.05%	NFZ PrC	1,872,500	$18,725,000	2.05%	NKR PrC

	Arizona Dividend Advantage 3 (NXE)
		Shares
		Outstanding
	Shares	at $10 Per Share	Annual	NYSE
	Outstanding	Liquidation Value	Interest Rate	Ticker
Series 2016	2,084,600	$20,846,000	2.90%	NXE PrC

	Texas Quality Income (NTX)
		Shares
		Outstanding
	Shares	at $10 Per Share	Annual	NYSE
	Outstanding	Liquidation Value	Interest Rate	Ticker
Series 2015	7,092,000	$70,920,000	2.30%	NTX PrC

Each Fund is obligated to redeem its MTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. MTP Shares are subject to optional and mandatory redemption in certain circumstances. MTP Shares will be subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to a payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. MTP Shares also will be subject to redemption, at the option of each Fund, at par in the event of certain changes in the credit rating of the MTP Shares. Each Fund may be obligated to redeem certain of the MTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s series of MTP Shares are as follows:

Nuveen Investments	69

Notes to
Financial Statements (continued)

	Arizona		Arizona		Arizona		Texas
	Dividend		Dividend		Dividend		Quality
	Advantage		Advantage 2		Advantage 3		Income
	(NFZ	)	(NKR	)	(NXE	)	(NTX	)
	Series 2015		Series 2015		Series 2016		Series 2015
Term Redemption Date	November 1, 2015		November 1, 2015		March 1, 2016		December 1, 2015
Optional Redemption Date	November 1, 2011		November 1, 2011		March 1, 2012		December 1, 2011
Premium Expiration Date	October 31, 2012		October 31, 2012		February 28, 2013		November 30, 2012

The average liquidation value of all MTP Shares outstanding for each Fund during the fiscal year ended February 28, 2013, was as follows:

	Arizona		Arizona		Arizona		Texas
	Dividend		Dividend		Dividend		Quality
	Advantage		Advantage 2		Advantage 3		Income
	(NFZ	)	(NKR	)	(NXE	)	(NTX	)
Average liquidation value of MTP Shares outstanding	$11,100,000		$18,725,000		$20,846,000		$70,920,000

For financial reporting purposes only, the liquidation value of MTP Shares is recorded as a liability and recognized as “MuniFund Term Preferred (MTP) Shares, at liquidation value on the Statement of Assets and Liabilities. Unpaid dividends on MTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Costs incurred by the Funds in connection with their offerings of MTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations. Dividends paid on MTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Variable Rate MuniFund Term Preferred Shares
Arizona Premium Income (NAZ) has issued and outstanding Variable Rate MuniFund Term Preferred (“VMTP”) Shares, with a $100,000 liquidation value per share. The Fund issued its VMTP Shares in a privately negotiated offering. The Fund’s VMTP Shares were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. As of February 28, 2013, the number of VMTP Shares outstanding, at liquidation value, for the Fund are as follows:

	Arizona
	Premium
	Income
	(NAZ	)
Series 2014	$28,000,000

The Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares are subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. The Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for the Fund’s VMTP Shares are as follows:

Arizona
Premium
Income
	(NAZ	)
Term Redemption Date	August 1, 2014
Optional Redemption Date	August 1, 2012
Premium Expiration Date	July 31, 2012

The average liquidation value of VMTP Shares outstanding and annualized dividend rate of VMTP Shares for the Fund during the fiscal year ended February 28, 2013, were as follows:

	Arizona
	Premium
	Income
	(NAZ	)
Average liquidation value of VMTP Shares outstanding	$28,000,000
Annualized dividend rate	1.21%

70	Nuveen Investments

Dividends on VMTP shares (which are treated as interest payments for financial reporting purposes) are set weekly.

For financial reporting purposes only, the liquidation value of VMTP Shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Costs incurred by the Fund in connection with its offering of VMTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations. Dividends paid on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

During the fiscal year ended February 28, 2013, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of February 28, 2013, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts was as follows:

	Arizona		Arizona		Arizona		Arizona		Texas
	Premium		Dividend		Dividend		Dividend		Quality
	Income		Advantage		Advantage 2		Advantage 3		Income
	(NAZ	)	(NFZ	)	(NKR	)	(NXE	)	(NTX	)
Maximum exposure to Recourse Trusts	$2,145,000		$1,680,000		$1,350,000		$2,325,000		$—

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended February 28, 2013, were as follows:

	Arizona		Arizona		Arizona		Arizona		Texas
	Premium		Dividend		Dividend		Dividend		Quality
	Income		Advantage		Advantage 2		Advantage 3		Income
	(NAZ	)	(NFZ	)	(NKR	)	(NXE	)	(NTX	)
Average floating rate obligations outstanding	$204,247		$72,945		$117,685		$141,027		$3,960,000
Average annual interest rate and fees	0.60%		0.60%		0.60%		0.60%		0.40%

Nuveen Investments	71

Notes to
Financial Statements (continued)

Derivative Financial Instruments
Each Fund is authorized to invest in certain derivative instruments, including forward foreign currency exchange, futures, options and swap contracts and other derivatives. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended February 28, 2013.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Common Shares Shelf Offering and Shelf Offering Costs
Texas Quality Income (NTX) has filed a registration statement with the Securities and Exchange Commission (“SEC”), which became effective with the SEC during the fiscal year ended February 28, 2013, authorizing the Fund to issue additional Common shares through an equity shelf program (“Shelf Offering”). Under the Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s net asset value (“NAV”) per Common share.

	Texas Quality
	Income (NTX	)
	Year Ended
	2/28/13
Authorized shares	950,000
Common shares issued	398,357
Offering proceeds, net of offering costs	$6,438,085

Costs incurred by the Fund in connection with its initial Shelf Offering are recorded as a deferred charge, which will be amortized over the period such additional Common shares are sold not to exceed the one-year life of the Shelf Offering period. Ongoing Shelf Offering costs, and any additional costs the Fund may incur in connection with this Shelf Offering, are expensed as incurred.

Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

72	Nuveen Investments

2. Fair Value Measurements
Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Arizona Premium Income (NAZ)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$95,478,295	$2,066,898	$97,545,193
Arizona Dividend Advantage (NFZ)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$34,840,583	$231,493	$35,072,076
Arizona Dividend Advantage 2 (NKR)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$55,695,452	$934,238	$56,629,690
Arizona Dividend Advantage 3 (NXE)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$66,885,840	$570,464	$67,456,304
Texas Quality Income (NTX)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$232,431,628	$—	$232,431,628

* Refer to the Fund’s Portfolio of Investments for industry classifications and breakdown of Municipal Bonds classified as Level 3.

The following is a reconciliation of each Fund’s Level 3 investments held at the beginning and end of the measurement period:

	Arizona		Arizona		Arizona		Arizona
	Premium		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3
	(NAZ	)	(NFZ	)	(NKR	)	(NXE	)
	Level 3		Level 3		Level 3		Level 3
	Municipal		Municipal		Municipal		Municipal
	Bonds		Bonds		Bonds		Bonds
Balance at the beginning of period	$1,959,607		$219,476		$885,742		$540,851
Gains (losses):
Net realized gains (losses)	—		—		—		—
Net change in unrealized appreciation (depreciation)	107,291		12,017		48,496		29,613
Purchases at cost	—		—		—		—
Sales at proceeds	—		—		—		—
Net discounts (premiums)	—		—		—		—
Transfers in to	—		—		—		—
Transfers out of	—		—		—		—
Balance at the end of period	$2,066,898		$231,493		$934,238		$570,464
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of February 28, 2013	$107,291		$12,017		$48,496		$29,613

Nuveen Investments	73

Notes to
Financial Statements (continued)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of February 28, 2013, were as follows:

	Market	Unobservable
	Value	Techniques	Inputs	Range
Arizona Premium Income (NAZ)
Municipal Bonds	$2,066,898	Discounted Cash Flow	MMD Spread	0-6%
			AAA - Rated MMD
			Liquidity Discount	0-10%
Arizona Dividend Advantage (NFZ)
Municipal Bonds	$231,493	Discounted Cash Flow	MMD Spread	0-6%
			AAA - Rated MMD
			Liquidity Discount	0-10%
Arizona Dividend Advantage 2 (NKR)
Municipal Bonds	$934,238	Discounted Cash Flow	MMD Spread	0-6%
			AAA - Rated MMD
			Liquidity Discount	0-10%
Arizona Dividend Advantage 3 (NXE)
Municipal Bonds	$570,464	Discounted Cash Flow	MMD Spread	0-6%
			AAA - Rated MMD
			Liquidity Discount	0-10%

MMD - Municipal Market Data.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities
The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended February 28, 2013.

74	Nuveen Investments

4. Fund Shares

Common Shares
Transactions in Common shares were as follows:

	Arizona Premium		Arizona Dividend
	Income (NAZ)		Advantage (NFZ)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/28/13	2/29/12	2/28/13	2/29/12
Common shares:
Issued to shareholders due to reinvestment of distributions	4,753	—	134	—
Repurchased and retired	—	—	—	—
Total	4,753	—	134	—
Weighted average Common share:
Price per share repurchased and retired	$—	$—	$—	$—
Discount per share repurchased and retired	—	—	—	—

	Arizona Dividend Advantage 2 (NKR)		Arizona Dividend Advantage 3 (NXE)		Texas Quality Income (NTX)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	2/28/13	2/29/12	2/28/13	2/29/12	2/28/13	2/29/12
Common shares:
Sold through shelf offering	N/A	N/A	N/A	N/A	398,357	—
Issued to shareholders due to reinvestment of distributions	591	—	—	—	29,023	36,629
Repurchased and retired	—	—	—	—	—	—
Total	591	—	—	—	427,380	36,629
Weighted average Common share:
Premium to NAV per shelf offering share sold	N/A	N/A	N/A	N/A	3.21%	—
Price per share repurchased and retired	$—	$—	$—	$—	$—	$—
Discount per share repurchased and retired	—	—	—	—	—	—

N/A – Texas Quality Income (NTX) is the only Fund authorized to issue additional Common shares through a shelf offering.

Preferred Shares
Transactions in ARPS were as follows:

Arizona Premium Income (NAZ)
	Year		Year
	Ended		Ended
	2/28/13		2/29/12
	Shares	Amount	Shares	Amount
ARPS redeemed:
Series TH	N/A	N/A	1,115	$27,875,000

N/A – As of February 29, 2012, the Fund redeemed all of its outstanding ARPS at liquidation value.

Nuveen Investments	75

Notes to
Financial Statements (continued)

Arizona Dividend Advantage (NFZ), Arizona Dividend Advantage 2 (NKR) and Texas Quality Income (NTX) did not have any transactions in MTP Shares during the fiscal year ended February 28, 2013.

Transactions in MTP shares for the other Funds were as follows:

Arizona Dividend Advantage 3 (NXE)
	Year		Year
	Ended		Ended
	2/28/13		2/29/12
	Shares	Amount	Shares	Amount
MTP Shares issued:
Series 2016	—	$—	180,000	$1,800,000

Transactions in VMTP Shares were as follows:

Arizona Premium Income (NAZ)
	Year		Year
	Ended		Ended
	2/28/13		2/29/12
	Shares	Amount	Shares	Amount
VMTP Shares issued:
Series 2014	—	$—	$280	$28,000,000

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments, where applicable) during fiscal year ended February 28, 2013, were as follows:

	Arizona		Arizona		Arizona		Arizona		Texas
	Premium		Dividend		Dividend		Dividend		Quality
	Income		Advantage		Advantage 2		Advantage 3		Income
	(NAZ	)	(NFZ	)	(NKR	)	(NXE	)	(NTX	)
Purchases	$10,760,077		$5,427,421		$10,149,983		$9,186,031		$35,232,989
Sales and maturities	9,490,585		5,093,489		10,304,050		9,027,126		25,814,109

6. Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of February 28, 2013, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Arizona		Arizona		Arizona		Arizona		Texas
	Premium		Dividend		Dividend		Dividend		Quality
	Income		Advantage		Advantage 2		Advantage 3		Income
	(NAZ	)	(NFZ	)	(NKR	)	(NXE	)	(NTX	)
Cost of investments	$88,194,148		$31,935,647		$51,792,936		$61,946,034		$210,709,599
Gross unrealized:
Appreciation	$11,121,700		$2,907,459		$4,636,621		$5,110,745		$21,241,895
Depreciation	(2,820,826)		(146,091)		(404,067)		(326,043)		(3,479,875)
Net unrealized appreciation (depreciation) of investments	$8,300,874		$2,761,368		$4,232,554		$4,784,702		$17,762,020

Permanent differences, primarily due to nondeductible reorganization expenses, federal taxes paid, taxable market discount and nondeductible offering costs, resulted in reclassifications among the Funds’ components of Common share net assets as of February 28, 2013, the Funds’ tax year end, as follows:

76	Nuveen Investments

	Arizona		Arizona		Arizona		Arizona		Texas
	Premium		Dividend		Dividend		Dividend		Quality
	Income		Advantage		Advantage 2		Advantage 3		Income
	(NAZ	)	(NFZ	)	(NKR	)	(NXE	)	(NTX	)
Paid-in surplus	$(129,877)		$(266,860)		$(216,115)		$(409,243)		$(266,551)
Undistributed (Over-distribution of) net investment income	129,819		258,887		216,047		409,243		259,110
Accumulated net realized gain (loss)	58		7,973		68		—		7,441

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 28, 2013, the Funds’ tax year end, were as follows:

	Arizona		Arizona		Arizona		Arizona		Texas
	Premium		Dividend		Dividend		Dividend		Quality
	Income		Advantage		Advantage 2		Advantage 3		Income
	(NAZ	)	(NFZ	)	(NKR	)	(NXE	)	(NTX	)
Undistributed net tax-exempt income *	$1,398,058		$221,668		$348,809		$415,205		$1,085,436
Undistributed net ordinary income **	25,500		8,922		14,869		16,681		4,645
Undistributed net long-term capital gains	—		—		—		—		—

*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 1, 2013, paid on March 1, 2013.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended February 28, 2013 and February 29, 2012, was designated for purposes of the dividends paid deduction as follows:

	Arizona		Arizona		Arizona		Arizona		Texas
	Premium		Dividend		Dividend		Dividend		Quality
	Income		Advantage		Advantage 2		Advantage 3		Income
2013	(NAZ	)	(NFZ	)	(NKR	)	(NXE	)	(NTX	)
Distributions from net tax-exempt income ***	$3,775,218		$1,382,594		$2,330,807		$2,836,613		$9,187,583
Distributions from net ordinary income **	—		—		—		—		—
Distributions from net long-term capital gains	—		—		—		—		—

	Arizona		Arizona		Arizona		Arizona		Texas
	Premium		Dividend		Dividend		Dividend		Quality
	Income		Advantage		Advantage 2		Advantage 3		Income
2012	(NAZ	)	(NFZ	)	(NKR	)	(NXE	)	(NTX	)
Distributions from net tax-exempt income	$3,597,007		$1,425,938		$2,345,251		$2,882,011		$9,840,206
Distributions from net ordinary income**	—		—		—		—		351
Distributions from net long-term capital gains	—		—		—		—		247,718

**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designated these amounts paid during the fiscal year ended February 28, 2013, as Exempt Interest Dividends.

As of February 28, 2013, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Arizona		Arizona		Arizona		Arizona
	Premium		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3
	(NAZ	)	(NFZ	)	(NKR	)	(NXE	)
Expiration:
February 28, 2014	$—		$—		$—		$4,708
February 29, 2016	221,769		—		—		363,937
February 28, 2017	323,876		137,590		—		258,905
February 28, 2018	43,720		318,004		78,723		108,356
Total	$589,365		$455,594		$78,723		$735,906

Nuveen Investments	77

Notes to
Financial Statements (continued)

During the Funds’ tax year ended February 28, 2013, the following Funds utilized capital loss carryforwards as follows:

	Arizona		Arizona		Arizona		Arizona
	Premium		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3
	(NAZ	)	(NFZ	)	(NKR	)	(NXE	)
Utilized capital loss carryforwards	$340,615		$195,338		$213,748		$204,240

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010 will not be subject to expiration.

Capital losses incurred that will be carried forward under the provisions of the Act are as follows:

	Texas
	Quality
	Income
	(NTX	)
Post-enactment losses:
Short-term	$12,149
Long-term	1,556,491

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedules:

	Arizona Premium Income (NAZ	)
	Texas Quality Income (NTX	)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

	Arizona Dividend Advantage (NFZ	)
	Arizona Dividend Advantage 2 (NKR	)
	Arizona Dividend Advantage 3 (NXE	)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For managed assets over $2 billion	.3750

78	Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of February 28, 2013, the complex-level fee rate for these Funds was .1668%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

For the first ten years of Arizona Dividend Advantage 2’s (NKR) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
March 31,		March 31,
2002*	.30%	2008	.25%
2003	.30	2009	.20
2004	.30	2010	.15
2005	.30	2011	.10
2006	.30	2012	.05
2007	.30

*	From the commencement of operations.

The Adviser has not agreed to reimburse Arizona Dividend Advantage 2 (NKR) for any portion of its fees and expenses beyond March 31, 2012.

During the fiscal year ended February 28, 2013, Nuveen Securities, LLC, the Funds’ distributor and a wholly-owned subsidiary of Nuveen, received commissions of $13,112, related to the sale of Common shares from the shelf offering of Texas Quality Income (NTX).

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

Nuveen Investments	79

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the board members of the Funds. The number of board members of the Funds is currently set at ten. None of the board members who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members:

■	ROBERT P. BREMNER 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	206

■	JACK B. EVANS 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	206

■	WILLIAM C. HUNTER 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I
Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
206

■	DAVID J. KUNDERT 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II
Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.
206

■	WILLIAM J. SCHNEIDER 9/24/44 333 W. Wacker Drive| Chicago, IL 60606	Board Member	1996 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; Member of two Miller Valentine real estate LLC companies; member, University of Dayton Business School Advisory Council;member, Mid-America Health System Board; Board Member of Tech Town, Inc., a not-for-profit community development company; Board Member of WDPR Public Radio; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	206

80	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members:

■	JUDITH M. STOCKDALE 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	206

■	CAROLE E. STONE 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	206

■	VIRGINIA L. STRINGER 8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	206

■	TERENCE J. TOTH 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II
Managing Partner, Promus Capital (since 2008); formerly, Director, Legal & General Investment Management America, Inc. (since 2008-2013); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); Formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
					206
Interested Board Member:

■	JOHN P. AMBOIAN(2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, LLC.	206

Nuveen Investments	81

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	and Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds:

■	GIFFORD R. ZIMMERMAN 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					206

■	WILLIAM ADAMS IV 6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	105

■	CEDRIC H. ANTOSIEWICZ 1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	105

■	MARGO L. COOK 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	206

■	LORNA C. FERGUSON 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	206

■	STEPHEN D. FOY 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	206

82	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	and Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds:

■	SCOTT S. GRACE 8/20/70 333 W. Wacker Drive Chicago, IL 60606s	Vice President and Treasurer	2009
Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.
					206

■	WALTER M. KELLY 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance| Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	206

■	TINA M. LAZAR 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, LLC.	206

■	KEVIN J. MCCARTHY 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007
Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).
					206

Nuveen Investments	83

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	and Address		Appointed(3)	During Past 5 Years	in Fund Complex
Overseen
by Officer

Officers of the Funds:

■	KATHLEEN L. PRUDHOMME 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	206

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

84	Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

Board Approvals of New Advisory Agreements for Nuveen Arizona Premium Income Municipal Fund (successor to Nuveen Arizona Premium Income Municipal Fund, Inc.)

The Board of Trustees or Directors (as the case may be) (each, a “Board” and each Trustee or Director, a “Board Member”) of the Nuveen Arizona Premium Income Municipal Fund, Inc. (the “Premium Income Fund”), the Nuveen Arizona Dividend Advantage Municipal Fund (the “Dividend Advantage Fund”), the Nuveen Arizona Dividend Advantage Municipal Fund 2 (the “Dividend Advantage Fund 2”), and the Nuveen Arizona Dividend Advantage Municipal Fund 3 (the “Dividend Advantage Fund 3” and, together with the Premium Income Fund, the Dividend Advantage Fund and the Dividend Advantage Fund 2, the “Arizona Funds”), including the Board Members who were not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), was responsible for approving the investment management agreements (each, an “Investment Management Agreement”) between each Arizona Fund and Nuveen Fund Advisors, LLC (formerly known as Nuveen Fund Advisors, Inc.) (the “Advisor”) and the sub-advisory agreements (each a “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended, the Board was required to consider the continuation of the Advisory Agreements for the Arizona Funds on an annual basis. Accordingly, at an in person meeting held on May 21-23, 2012 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Investment Management Agreements and the Sub-Advisory Agreements for the Arizona Funds (referred to collectively as the “May Advisory Agreements”) for an additional one-year period.

In addition, in 2012, the Board was apprised of the potential reorganizations (collectively, the “Arizona Fund Reorganizations”) of the Dividend Advantage Fund, the Dividend Advantage Fund 2 and the Dividend Advantage Fund 3 into the Premium Income Fund and, in connection therewith, the potential change-of-domicile reorganization (the “Domicile Change Reorganization”) to convert the Premium Income Fund from a Minnesota corporation (the “Predecessor Fund”) to a Massachusetts business trust (the “Successor Fund”) to be known as the Nuveen Arizona Premium Income Municipal Fund. The requisite Board and shareholder approvals for the Arizona

Nuveen Investments	85

Annual Investment Management
Agreement Approval Process (Unaudited) (continued)

Fund Reorganizations and the Domicile Change Reorganization were obtained at various times and meetings and, as of April 8, 2013, the Domicile Change Reorganization and the Arizona Fund Reorganizations were completed.

In order to permit the Advisor and the Sub-Advisor to continue to serve as investment adviser and sub-adviser, respectively, to the Successor Fund upon the closing of the Domicile Change Reorganization, at a meeting held on October 14, 2012, the Board of Trustees of the Successor Fund (the “Successor Board”) was asked to consider and approve an investment management agreement between the Advisor and the Successor Fund and a sub-advisory agreement between the Advisor and the Sub-Advisor on behalf of the Successor Fund (collectively, the “New Advisory Agreements”). Given that the re-domicile was not expected to reduce the level or nature of services provided and the New Advisory Agreements were substantially the same as the respective May Advisory Agreements for the Predecessor Fund, the factors considered and determinations made at the May Meeting in approving the Advisor and the Sub-Advisor as investment adviser and sub-adviser, respectively, to the Predecessor Fund were equally applicable to the approval of the New Advisory Agreements for the Successor Fund. Accordingly, the Board Members of the Successor Board, including the Independent Board Members, approved the New Advisory Agreements.

86	Nuveen Investments

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may

Nuveen Investments	87

Reinvest Automatically,
Easily and Conveniently (continued)

exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

88	Nuveen Investments

Glossary of Terms
Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Nuveen Investments	89

Glossary of Terms
Used in this Report (continued)

■	Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

■
Lipper Other States Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■	Net Asset Value (NAV): The net market value of all securities held in a portfolio.

■
Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “‘40 Act Leverage” and is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Arizona and Texas Municipal Bond Indexes: An unleveraged, market value-weighted indexes designed to measure the performance of the tax-exempt, investment-grade municipal bond markets in Arizona and Texas, respectively. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a Fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a Fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

90	Nuveen Investments

Additional Fund Information

Board of
Directors/Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank
& Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank &
Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information

Each Fund intends to repurchase its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

Common Shares
Fund	Repurchased
NAZ	—
NFZ	—
NKR	—
NXE	—
NTX	—

Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments	91

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $219 billion as of December 31, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com/cef

EAN-D-0213D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State's operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State's bond-related disclosure documents and certifying that they fairly presented the State's financial position; reviewing audits of various State and local agencies and programs; and coordinating the State's system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.  Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone's position on the boards of these entities and as a member of both CBOE Holdings' Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Texas Quality Income Municipal Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
February 28, 2013	$22,250	$4,000	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

February 29, 2012	$21,200	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

4 "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all "Agreed-Upon Procedures" engagements pertaining to the Fund's use of leverage.

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser” or “NFA”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
February 28, 2013	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
February 29, 2012	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
February 28, 2013	$ 0	$ 0	$ 0	$ 0
February 29, 2012	$ 0	$ 0	$ 0	$ 0

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser's policy and procedures. The Adviser periodically monitors the Sub-Adviser's voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
Daniel J. Close	Nuveen Texas Quality Income Municipal Fund

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Daniel J. Close	Registered Investment Company	19	$5.073 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	11	$147.7 million
*	Assets are as of February 28, 2013. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Beneficial Ownership of Securities.  As of February 28, 2013 the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by Nuveen Asset Management’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by Nuveen Asset Management’s municipal investment team
Daniel J. Close	Nuveen Texas Quality Income Municipal Fund	$0	$0

PORTFOLIO MANAGER BIO:

Daniel J. Close, CFA, is a Senior Vice President of Nuveen Investments. He joined Nuveen Investments in 2000 as a member of Nuveen’s product management and development team. He then served as a research analyst for Nuveen’s municipal investing team, covering corporate-backed, energy, transportation and utility credits. He received his BS in Business from Miami University and his MBA from Northwestern University’s Kellogg School of Management. Mr. Close has earned the Chartered Financial Analyst designation.  Mr. Close also serves as a portfolio manager for various Nuveen Build America Bond strategies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Texas Quality Income Municipal Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: May 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: May 8, 2013

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: May 8, 2013